As filed with the Securities and Exchange Commission on April 30, 2004

Registration Nos. 333-89875

and 811-09657

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 8 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 5 ☒

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (205) 325-4300

Name and Address of Agent for Service:	Copy to:
John H. Livingston, Esq. United Investors Life Insurance Company 2001 Third Avenue South Birmingham, Alabama 35233	Frederick R. Bellamy, Esq. Sutherland, Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2004 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:                Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2004

This prospectus describes the Titanium InvestorSM Variable Universal Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	Titanium Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TITANIUM INVESTORSM

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by

United Investors Life Insurance Company

through

Titanium Universal Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers 39 funding choices—one fixed account and 38 variable subaccounts which invest in the following mutual fund portfolios:

Access Variable Insurance Trust

•	Shepherd Opportunity Growth Portfolio

AIM Variable Insurance Funds

•	AIM V.I. Capital Appreciation Fund—Series I Shares
•	AIM V.I. Core Equity Fund—Series I Shares
•	AIM V.I. Government Securities Fund—Series I Shares
•	AIM V.I. Growth Fund—Series I Shares
•	AIM V.I. International Growth Fund—Series I Shares
•	AIM V.I. Premier Equity Fund—Series I Shares
•	INVESCO VIF-Core Equity Fund—Series I Shares
•	INVESCO VIF-Technology Fund—Series I Shares
•	INVESCO VIF-Utilities Fund—Series I Shares

The Alger American Fund

•	Alger American Balanced Portfolio—Class O Shares
•	Alger American Growth Portfolio—Class O Shares
•	Alger American Income & Growth Portfolio—Class O Shares
•	Alger American Leveraged AllCap Portfolio—Class O Shares
•	Alger American MidCap Growth Portfolio—Class O Shares
•	Alger American Small Capitalization Portfolio—Class O Shares

Dreyfus Variable Investment Fund

•	Dreyfus VIF-Appreciation Portfolio—Initial Shares
•	Dreyfus VIF-Money Market Portfolio
•	Dreyfus VIF-Quality Bond Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares

Evergreen Investments

•	Evergreen VA Foundation Fund
•	Evergreen VA International Equity Fund
•	Evergreen VA Special Values Fund

MFS® Variable Insurance TrustSM

•	MFS® Emerging Growth Series
•	MFS® High Income Series
•	MFS® Investors Trust Series
•	MFS® Research Series
•	MFS® Total Return Series

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Equity 500 Index Fund
•	Scudder VIT Small Cap Index Fund

Strong Variable Insurance Funds, Inc.

•	Strong Mid Cap Growth Fund II

Strong Opportunity Fund II, Inc.

•	Strong Opportunity Fund II

Franklin Templeton Variable Insurance Products Trust

•	Franklin Real Estate Fund—Class 2
•	Franklin Zero Coupon Fund-2010—Class 2
•	Templeton Foreign Securities Fund—Class 2
•	Templeton Global Asset Allocation Fund—Class 2
•	Templeton Global Income Securities Fund—Class 2

VARIABLE LIFE INSURANCE POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

UI-215, Ed. 5-04

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
Death Benefits	1
Cash Benefits	2
Transfers	2
Tax Benefits	2
Dollar-Cost Averaging	2
Automatic Asset Rebalancing	2
Free Look	2
Supplemental Benefits	2
Illustrations	3
Policy Risks	3
Investment Risk	3
Risk of Termination	3
Tax Risks	3
Withdrawal and Surrender Risks	4
Loan Risks	4
Risk of Increase in Current Fees and Charges	5
Risk of Frequent Trading	5
Portfolio Risks	5
Fee Tables	6
The Policy	14
The Policy in General	14
Purchasing a Policy	14
When Insurance Coverage Takes Effect	15
Conditional Receipt	15
“Free Look” Right to Cancel the Policy	16
Policy Changes	16
Premiums	16
Planned Premiums	16
Premiums to Prevent Termination	17
No-Lapse Guarantee	17
Optional Death Benefit Guarantee	18
Crediting Premiums to the Policy	18
Net Premium Allocations	18
Tax-Free Exchanges (1035 Exchanges)	18
Policy Values	19
Policy Value	19
Variable Account Value	19
Fixed Account Value	20
Death Benefits	21
Amount of Death Benefit Payable	21
Death Benefit Options	21
Adjustable Term Insurance Rider and Target Face Amount	22
Changing the Death Benefit Option	23
Changing the Face Amount	23
Effect of Withdrawals on the Death Benefit	24
Beneficiary	24

i

Surrenders and Withdrawals	25
Surrenders	25
Withdrawals	25
Transfers	25
General	25
Dollar-Cost Averaging	27
Automatic Asset Rebalancing	28
Loans	29
Payments	30
Policy Reinstatement	31
United Investors Life Insurance Company and the Fixed Account	31
United Investors Life Insurance Company	31
The Fixed Account	31
The Variable Account and the Portfolios	32
The Variable Account	32
Changing the Variable Account	32
The Portfolios	33
Addition, Deletion, or Substitution of Investments	40
Voting Portfolio Shares	41
Charges and Deductions	41
Premium Expense Charges	42
Mortality and Expense Risk Charge	42
Monthly Deduction	42
Surrender Charge	43
Transaction Charges	45
Cost of Insurance Charge	45
Other Charges	46
Supplemental Benefits and Riders	46
Tax Considerations	48
Introduction	48
Tax Status of the Policy	48
Tax Treatment of Policy Benefits	48
Taxation of United Investors	51
Employment-Related Benefit Plans	51
Sale of the Policies	51
State Variations	53
Legal Proceedings	53
Financial Statements	53
Glossary	54
Statement of Additional Information Table of Contents	56
Appendix A: Hypothetical Illustrations and Performance Information	57

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

ii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the subaccounts, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s base face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s base face amount plus its policy value or (2) a multiple of its policy value.

The total death benefit equals the base death benefit above, plus any amounts provided by the adjustable term insurance rider and any other riders payable on the death of the insured.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

•	No-Lapse Guarantee. The policy’s no-lapse guarantee feature will keep the policy in force during the first three policy years even if there is insufficient net cash surrender value to pay the cost of insurance and other periodic charges. The no-lapse guarantee remains effective during the first three policy years so long as cumulative premiums paid on the policy, less gross withdrawals and any outstanding loan balance, equals or exceeds the cumulative no-lapse monthly premiums for the number of months the policy has been in force.

•	Optional Death Benefit Guarantee. An optional death benefit guarantee rider is available, which provides that the base face amount will remain in force if you pay a certain level of premiums. This rider allows you to choose one of two guarantee periods at the time of application:

•	to the later of the insured’s age 65 or 10 years, or
•	for the lifetime of the insured, or to the maturity date.

Each guarantee period requires the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge for the rider from your policy value. This optional benefit rider is not available in all states. (See “State Variations.”)

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable subaccounts (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•	Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•	Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Withdrawal. You generally may make a withdrawal from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Withdrawals may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you (or your registered representative, if written authorization is on file) may transfer all or part of your policy value among the variable subaccounts and the fixed account. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policyholders. (See “Transfers.”)

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan or withdrawal, surrender the policy, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

You may have automatic transfers of a predetermined amount made from the fixed account or the money market variable subaccount to other variable subaccounts. Certain minimums and other restrictions apply.

Automatic Asset Rebalancing

You may have automatic transfers occur at selected intervals that will reallocate your policy value according to your premium allocation percentage for new premiums. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. (See “Supplemental Benefits and Riders.”) The benefits currently available under the policy are:

•	accelerated death benefit rider;

•	accidental death benefit rider;

•	additional insured term insurance rider;

•	adjustable term insurance rider;

•	change of person insured rider;

•	children’s term insurance rider;

•	disability waiver of monthly deductions rider;

•	disability waiver of specified premium rider; and

•	option to purchase additional insurance rider.

•	optional death benefit guarantee rider

Other supplemental benefits may also be available, however all benefits may not be available in all states.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in Appendix A to this Prospectus. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable subaccounts (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 3.5% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the no-lapse guarantee or an optional death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Withdrawal and Surrender Risks

If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue and the amount of premiums paid. We also deduct the surrender charge if you surrender the policy, especially before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•	Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations”.)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly processing date (and the no-lapse guarantee or an optional death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable subaccounts or between the variable subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long term investors in a variable subaccount if transfers into the division are made at unit values that are below the true value or transfers out of the variable subaccount are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, make cash withdrawals from the policy, transfer policy account value among the subaccounts and the fixed account, or request policy illustrations. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge

Premium Expense Charges:

State and Local Tax Charge	Upon receipt of each premium payment	2.5% of each premium payment

Federal Tax Charge	Upon receipt of each premium payment	1.5% of each premium payment

Sales Charge	Upon receipt of each premium payment

4% of each premium payment, until premiums paid equal 10 times the target premium(1) (or the premiums paid allocated to an increase in the policy’s base face amount equal 10 target premiums for the increase), then zero

* Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1) The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales charge part of the premium expense charge, and to calculate the sales surrender charge. A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge

Surrender Charges:

Administrative Surrender Charge	Upon surrender, lapse, or decrease in face amount during the policy years 1 through 14 (or the first 14 years after a base face amount increase)	$4.00 per $1,000 of base face amount(2) Upon a decrease in base face amount, we deduct a portion of this charge

Sales Surrender Charge	Upon surrender, lapse, or decrease in face amount during the policy years 1 through 2 (or the 2 years following an increase in policy’s base face amount)

•      26% of premium paid up to one target premium, plus

•      6% of premium paid above one target premium up to two target premiums, plus

•      5% of premium paid above two target premiums

Upon a decrease in base face amount, we deduct a portion of this charge

	Upon surrender, lapse, or decrease in face amount during the policy years 3 through 14 (or years 3 through 14 following an increase in policy’s base face amount)	• 46% of premium paid up to one target premium, plus • 44% of premium paid above one target up to two target premiums(3) Upon a decrease in base face amount, we deduct a portion of this charge

Withdrawal Fees:	Upon the 1st withdrawal in a policy year Upon each withdrawal after the 1st in a policy year	No Charge The lesser of $25 or 2% of the withdrawal amount

(2) The administrative surrender charge decreases each policy year until it reaches zero after the 14th policy year as shown below:

Policy Year:	1-9	10	11	12	13	14	15 & up

Charge per $1,000 of Base Face Amount:	$4.00	$3.33	$2.67	$2.00	$1.33	$0.67	$0.00

(3) The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. The sales surrender charge decreases by one-sixth each policy year after the 9th policy year to 0% after the 14th policy year. The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales charge part of the premium expense charge, and to calculate the sales surrender charge. A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge

Transfer Fees:(4)	Upon the first 12 transfers in a policy year	No Charge

	Upon each transfer after 12 in a policy year	$25 per transfer

Policy Illustrations:	Upon the 1st illustration request in each policy year	No Charge

	Upon each illustration request after the 1st request in a policy year	$25 for each request

Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$150 plus expected future interest on accelerated benefit amount at a rate equal to lesser of 10% or the maximum adjustable policy loan interest rate(5)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance:(6)

Minimum and Maximum(7) Charge	On policy’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of net amount at risk(8) per month	$0.02 - $24.10 per $1,000 of net amount at risk per month

Representative Insured: Issue Age 36, Male Standard Non-Tobacco, $228,000 face amount in the first policy year	On policy’s effective date and on each monthly processing date	$0.15 per $1,000 of net amount at risk per month	$0.15 per $1,000 of net amount at risk per month

(4) Dollar-Cost Averaging and Automatic Asset Rebalancing do not count as transfers.

(5) The current charge deducted is $100 plus expected future interest on accelerated benefit amount at 6% interest rate.

(6) Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and base face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, base face amount, planned premiums, and riders requested.

(7) Some current cost of insurance rates are lower for face amounts greater than $250,000.

(8) The net amount at risk is equal to the amount by which the death benefit exceeds the policy value.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Administrative Charge:	On policy’s effective date and on each monthly processing date	$30.00 per month for the first policy year and $10.00 for renewal years	$6.00 per month for all policy years

Mortality and Expense Risk Charge:	Daily	Annual rate of: • 0.75% during first 10 policy years • 0.50% during second 10 policy years • 0.25% thereafter of the average daily net assets of each variable subaccount you are invested in	Annual rate of: • 0.75% during first 10 policy years • 0.50% during second 10 policy years • 0.25% thereafter of the average daily net assets of each variable subaccount you are invested in

Policy Loan Interest Charge:	Daily on any outstanding loan	0.75% annually(9) Certain loans may have a 0% charge	0.75% annually(9) Certain loans may have a 0% charge

Optional Rider Charges:

• Accidental Death Benefit Rider	On rider’s effective date and on each monthly processing date	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

• Additional Insured Term Insurance Rider(10)

Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of rider coverage amount per month	$0.03 - $27.20 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 31, Female Standard Non-Tobacco	On rider’s effective date and on each monthly processing date	$0.11 per $1,000 of rider coverage amount per month	$0.06 per $1,000 of rider coverage amount per month

(9) Interest is charged daily on any outstanding loan at an effective annual rate of 4.75%. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

(10) Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

• Adjustable Term Insurance Rider(10)

Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.06 - $83.33 per $1,000 of rider coverage amount per month	$0.03 - $27.20 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 43, Male Standard Non-Tobacco	On rider’s effective date and on each monthly processing date	$0.24 per $1,000 of rider coverage amount per month	$0.12 per $1,000 of rider coverage amount per month

• Change of Person Insured Rider	N/A	No Charge	No Charge

• Children’s Term Insurance Rider	On rider’s effective date and on each monthly processing date	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

• Death Benefit Guarantee Rider	On rider’s effective date and on each monthly processing date	$0.01 per $1,000 of base face amount per month	$0.005 per $1,000 of base face amount per month

• Disability Waiver of Monthly Deduction Rider(10)

Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.04 - $0.30 per $1.00 of monthly deductions for other benefits	$0.04 - $0.30 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 36, Male	On rider’s effective date and on each monthly processing date	$0.06 per $1.00 of monthly deductions for other benefits	$0.06 per $1.00 of monthly deductions for other benefits

• Disability Waiver of Specified Premium Rider(10)

Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.02 - $0.13 per $1.00 of specified premium to be waived per month	$0.02 - $0.13 per $1.00 of specified premium to be waived per month

Representative Insured: Attained Age 38, Male	On rider’s effective date and on each monthly processing date	$0.03 per $1.00 of specified premium to be waived per month	$0.03 per $1.00 of specified premium to be waived per month

• Option to Purchase Additional Insurance Rider(10)

Minimum and Maximum Charge	On rider’s effective date and on each monthly processing date	$0.05 - $0.19 per $1,000 of rider coverage amount per month	$0.05 - $0.19 per $1,000 of rider coverage amount per month

Representative Insured: Issue Age 21	On rider’s effective date and on each monthly processing date	$0.11 per $1,000 of rider coverage amount per month	$0.11 per $1,000 of rider coverage amount per month

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolios)	0.30%	—	1.70%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.

Annual Portfolio Operating Expenses(11)

(expenses that are deducted from portfolio assets, as a percentage of net assets of the portfolio):

Portfolio	Management Fees		12b-1 Fees	Other Expenses		Total Portfolio Annual Expenses(12)

Access Variable Insurance Trust • Shepherd Opportunity Growth Portfolio(13)	1.00%		0.25%	0.45	%(14)	1.70%

AIM Variable Insurance Funds • AIM V.I. Capital Appreciation Fund—Series I Shares • AIM V.I. Core Equity Fund—Series I Shares • AIM V.I Government Securities Fund—Series I Shares • AIM V.I. Growth Fund—Series I Shares • AIM V.I. International Growth Fund—Series I Shares • AIM V.I. Premier Equity Fund—Series I Shares • INVESCO VIF—Core Equity Fund—Series I Shares • INVESCO VIF—Technology Fund—Series I Shares • INVESCO VIF—Utilities Fund—Series I Shares	0.61 0.61 0.47 0.63 0.75 0.61 0.75 0.75 0.60	% % % % % % % % %	None None None None None None None None None	0.24 0.20 0.29 0.27 0.35 0.24 0.38 0.41 0.55	% % % % % % % % %	0.85 0.81 0.76 0.90 1.10 0.85 1.13 1.16 1.15	% % % % % % %(15)(16) %(15)(16)(17) %(15)(16)(17)

The Alger American Fund • Alger American Balanced Portfolio—Class O Shares • Alger American Growth Portfolio—Class O Shares • Alger American Income & Growth Portfolio—Class O Shares • Alger American Leveraged AllCap Portfolio—Class O Shares • Alger American MidCap Growth Portfolio—Class O Shares • Alger American Small Capitalization Portfolio—Class O Shares	0.75 0.75 0.625 0.85 0.80 0.85	% % % % % %	None None None None None None	0.12 0.10 0.155 0.12 0.13 0.12	% % % % % %	0.87 0.85 0.78 0.97 0.93 0.97	% % % % % %

DreyfusVariable Investment Fund • Dreyfus VIF—Appreciation Portfolio—Initial Shares • Dreyfus VIF—Money Market Portfolio • Dreyfus VIF—Quality Bond Portfolio—Initial Shares	0.75 0.50 0.65	% % %	None None None	0.05 0.07 0.09	% % %	0.80 0.57 0.74	% % %

The Dreyfus Socially Responsible Growth Fund, Inc.—Initial Shares	0.75%		None	0.09%		0.84%

Evergreen Investments • Evergreen VA Foundation Fund • Evergreen VA International Equity Fund • Evergreen VA Special Values Fund	0.75 0.66 0.87	% % %	None None None	0.18 0.46 0.27	% % %	0.93 1.12 1.14	% % %

MFS® Variable Insurance TrustSM(18) • MFS® Emerging Growth Series • MFS® High Income Series(19)(20) • MFS® Investors Trust Series • MFS® Research Series • MFS® Total Return Series	0.75 0.75 0.75 0.75 0.75	% % % % %	None None None None None	0.12 0.15 0.12 0.13 0.09	% % % % %	0.87 0.90 0.87 0.88 0.84	% % % % %

Portfolio	Management Fees		12b-1 Fees		Other Expenses		Total Portfolio Annual Expenses(12)

Scudder Investment VIT Funds • Scudder VIT EAFE® Equity Index Fund(21) • Scudder VIT Equity 500 Index Fund(22) • Scudder VIT Small Cap Index Fund(23)	0.45 0.20 0.35	% % %	None None None		0.64 0.10 0.26	% % %	1.09 0.30 0.61	% % %

Strong Variable Insurance Funds, Inc. • Strong Mid Cap Growth Fund II(24)	0.75%		None		0.71%		1.46%

Strong Opportunity Fund II, Inc. • Strong Opportunity Fund II(25)	0.75%		None		0.65%		1.40%

Franklin Templeton Variable Insurance Products Trust • Franklin Real Estate Fund—Class 2	0.50	% (26)	0.25	%(27)	0.03%		0.78%
• Franklin Zero Coupon Fund—2010—Class 2	0.61	% (26)	0.25	%(27)	0.04%		0.90%
• Templeton Foreign Securities Fund—Class 2(28)	0.69%		0.25%		0.22%		1.16%
• Templeton Global Asset Allocation Fund—Class 2(28)	0.61%		0.25%		0.21%		1.07%
• Templeton Global Income Securities Fund—Class 2	0.63	% (26)	0.25%		0.13%		1.01%

(11) These expenses are deducted directly from the assets of the underlying mutual fund portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund supplied the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown. See the underlying mutual funds’ prospectus for more complete information.

(12) With respect to certain portfolios, the portfolio’s investment advisor is waiving part or all of its Management Fee and reimbursing part or all of the Other Expenses. Except as otherwise noted, these waivers and reimbursements are voluntary and can be discontinued at any time. After the waivers or reimbursements, the 2003 expenses of these portfolios would have been as indicated below:

Portfolio	Management Fee (after any waiver)	12b-1 Fees	Other Expenses (after any reimbursement)	Total Portfolio Annual Expenses (after waiver or reimbursement)

Evergreen VA Special Values Fund Scudder VIT EAFE® Equity Index Fund Scudder VIT Small Cap Index Fund	0.73% 0.01% 0.19%	None None None	0.27% 0.64% 0.26%	1.00% 0.65% 0.45%

Shepherd Opportunity Growth Portfolio Strong Mid Cap Growth Fund II Strong Opportunity Fund II Templeton Foreign Securities Fund—Class 2 Templeton Global Asset Allocation Fund—Class 2	1.00% 0.75% 0.75% 0.65% 0.60%	0.25% None None 0.25% 0.25%	0.20% 0.43% 0.34% 0.22% 0.21%	1.45% 1.18% 1.09% 1.12% 1.06%

(13) The Portfolio’s adviser has contractually agreed to waive fees to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.45% of the Portfolios average daily net assets through April 30, 2005. This fee waiver in part will include a waiver passing to the Portfolio the benefit of any waiver of fees payable by the adviser to the sub-adviser.

(14) The Portfolio’s other expenses are based on estimated amounts for the current fiscal year.

(15) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(16) The Fund’s advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund’s advisor pursuant to expense limitation commitments between the Fund’s advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund’s advisor incurred the expense.

(17) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

(18) Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal:

0.86% for Emerging Growth Series

(19) MFS has contractually agreed, subject to reimbursement, to bear the series’ expenses such that “Other Expenses” (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series’ “Other Expenses” are currently at or below 0.15% and the series is reimbursing MFS). This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.

(20) The reimbursement agreement will terminate on the earlier of April 30, 2005 or such date as all expenses previously borne by MFS under agreement have been paid by the series.

(21) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.65%, 0.90%).

(22) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.30%, 0.55%).

(23) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.45%, 0.70%).

(24) The Fund’s Advisor is currently waiving and/or absorbing expenses of 0.26%. The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This 0.02% credit was applied to the Fund’s Other Expenses that were not attributable to the Advisor or its affiliates. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

(25) The Fund’s Advisor is currently waiving and/or absorbing expenses of 0.30%. The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This 0.01% credit was applied to the Fund’s Other Expenses that were not attributable to the Advisor or its affiliates. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.

(26) The Fund administration fee is paid indirectly through the management fee.

(27) While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s Class 2 average annual net assets, the Fund’s Board of Trustees has set the current rate at 0.25% per year.

(28) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order by the Securities and Exchange Commission.

The Policy

The Policy in General

The policy consists of either:

•	an individual policy that we issue to you; or

•	a group contract that we issue to the contract holder and an individual certificate that we issue to you.

This prospectus describes your individual policy or certificate (both are referred to as the policy in this prospectus). Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make withdrawals, or to surrender the policy completely. Loans and withdrawals will affect the policy value and may affect the death benefit and termination of the policy. Loans, withdrawals and surrenders may be taxable and subject to a 10% tax penalty before age 59 1/2.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral generally allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your policy value among the fixed account and 38 variable subaccounts which invest in specified portfolios of underlying mutual funds. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable subaccounts is not guaranteed. Instead, your investment in the variable subaccounts will go up or down with the performance of the particular mutual fund portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable subaccounts if performance is negative or not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

To purchase a policy, you must submit a completed application and an initial premium to us at our administrative office through any licensed life insurance agent who is appointed by United Investors and who is also a registered representative of United Securities Alliance, Inc. (“United Securities”), the principal underwriter for the policy, or a registered representative of a broker-dealer having a selling agreement with United Securities or United Investors, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers. If you submit your application and/or initial premium to your agent, we will not begin processing your purchase order until we receive the application and initial premium from your agent’s broker-dealer.

There may be delays in our receipt of applications that are outside of our control because of the failure of the registered representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable subaccounts and the fixed account.

The minimum initial premium varies by age, sex, risk class, base face amount and optional benefits and must be paid prior to the policy’s effective date. The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

Conditional Receipt

You may be given a “conditional receipt” when you apply for a policy, if you pay an initial premium (or a “conditional deposit”) equal to at least one no-lapse monthly premium. However, even if you are given a conditional receipt, no life insurance will take effect earlier than the policy delivery date unless all of the conditions of the conditional receipt are met. These conditions are specified in the conditional receipt. If these conditions are not met, then we have no liability except to return the initial premium.

The maximum amount of insurance available under a conditional receipt is $500,000. Until we approve the application and issue the policy (on its effective date), your premium is not invested (in either the variable or the fixed account) and you have no policy value.

The terms of the conditional receipt may depend on requirements of your state, and it may have a different name.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different amount. In order to cancel the policy, you must return it by mail or other delivery to our administrative office or to the registered representative who sold it to you before the end of the “free look” period.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid, and in some states, are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the no-lapse monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25.00 (or the no-lapse monthly premium, if less). We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly, quarterly, semi-annually or annually via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the minimum noted above), or skip a planned premium entirely. However, paying the planned premiums does not mean that your policy will never lapse. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If the investment performance of the policy’s variable subaccounts and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the no-lapse guarantee or an optional death benefit guarantee is in effect.

If the no-lapse guarantee or an optional death benefit guarantee is not in effect on a monthly processing date and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will enter a grace period and terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “No-Lapse Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The payment required (called the “grace period premium”) will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

No-Lapse Guarantee

During the first three policy years, the policy will continue in force so long as total premiums paid, less gross withdrawals and any loan balance, are at least equal to the cumulative amount of no-lapse monthly premiums for the number of policy months the policy has been in force. If this requirement is met, the policy will remain in force regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the no-lapse monthly premium changes after the policy’s effective date, the total premium amount required will be based on each no-lapse monthly premium amount and the number of months for which each applies. Your no-lapse monthly premium will be specified on your policy data page.

The cash surrender value at the third policy anniversary may be zero or less. If so, then payment of additional premiums will be required to prevent the policy from lapsing.

Optional Death Benefit Guarantee

An optional death benefit guarantee rider is also available, that will extend the period during which the base face amount will remain in effect even if your net cash surrender value is insufficient to pay monthly deductions. The guarantee does not apply to any rider benefits, including the adjustable term insurance rider, and these additional benefits may lapse even though the base face amount remains in force. One of two guarantee periods may be chosen when you apply for the policy:

(a)	to the later of the insured’s age 65 or 10 policy years, or

(b)	for the lifetime of the insured, or to the maturity date.

Each guarantee requires the payment of premiums each month higher than the no-lapse monthly premium. We include the higher required premium in your policy for whichever guarantee period you choose, and will send revised policy pages if the required premium changes due to a change in your benefits. At the end of the first three years, and each monthly processing date thereafter, the guarantee will not stay in effect unless total premiums paid, less gross withdrawals and any loan balance, equals or exceeds the cumulative amount of required monthly premiums for the number of policy months the policy has been in force. If the death benefit guarantee rider terminates due to insufficient premium payments, it may not be restored or reinstated by payment of additional premiums.

As long as the death benefit guarantee rider is in force, we will deduct an additional monthly charge for the guarantee from your policy value. This charge is currently $0.005 per $1,000 of base face amount each month. We can increase this charge, but it is guaranteed not to exceed $0.01 per $1,000 of base face amount each month. This optional benefit can only be added when we issue your policy, and is not available in all states. (See “State Variations.”)

Crediting Premiums to the Policy

On the policy’s effective date, the initial net premium will be credited to the policy and allocated among the variable subaccounts and the fixed account according to the premium allocations that you select. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter (if the day we receive it is not a business day, or if it is received after 4 p.m. Eastern time).

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable subaccount and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. You or your registered representative may also make telephone requests (if we have your written authorization for telephone requests on file). The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Tax-Free Exchanges (1035 Exchanges)

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the investment performance of the variable subaccounts to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	withdrawals; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable subaccounts under the policy. The variable account value will reflect both the positive and negative investment performance of the variable subaccounts chosen by you in the policy application. On the policy’s effective date, the value of each variable subaccount is equal to:

(a)	the initial net premium allocated to that variable subaccount; minus

(b)	the portion of the first month’s monthly deduction allocated to that variable subaccount.

On any business day thereafter, the value of each variable subaccount is equal to:

(a)	the value of the variable subaccount at the close of the regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; plus

(d)	the amount of any transfers from other variable subaccounts or the fixed account to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(e)	the amount of any transfers to other variable subaccounts or to the fixed account, including amounts transferred to secure a policy loan, from the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(f)	the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable subaccount since the close of regular trading on the New York Stock Exchange on the previous business day.

Unit Values.    When you allocate an amount to a variable subaccount, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable subaccount. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable subaccount by (ii) the variable subaccount’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction or other charges is taken from the variable subaccount;

(b)	a policy loan is taken from the variable subaccount;

(c)	an amount is transferred from the variable subaccount; or

(d)	a withdrawal is taken from the variable subaccount.

The number of the variable subaccount’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transaction in good order.

A variable subaccount’s unit value is an index we use to measure investment performance. Each variable subaccount’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; minus

(b)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly processing date thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly processing date; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly processing date; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly processing date; plus

(d)	total interest credited to the fixed account since the previous monthly processing date; plus

(e)	the amount of any transfers from the variable subaccounts to the fixed account, including amounts transferred to secure policy loans, since the previous monthly processing date; minus

(f)	the amount of any transfers from the fixed account to the variable subaccounts since the previous monthly processing date; minus

(g)	the portion of any gross withdrawals, policyholder transaction charges, or charges for any face amount decreases allocated to the fixed account since the previous monthly processing date; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly processing date.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) The death benefit will be paid to the beneficiary. (See “Beneficiary.”)

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the base death benefit determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders, including the adjustable term insurance rider; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex in the Statement of Additional Information.”)

Death Benefit Options

The base death benefit depends on the base face amount, the policy value on the date of death, and the death benefit option in effect on the date of death. The base face amount is the amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you.

Death Benefit Option A.    The base death benefit under option A is the greater of:

(1)	the base face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

Under option A, the base death benefit ordinarily will not change.

Death Benefit Option B.    The base death benefit under option B is the greater of:

(1)	the base face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable death benefit factor from the table of death benefit factors below.

Under option B, the base death benefit will vary directly with your policy value.

(To see how and when investment performance of the policy may begin to affect the death benefit, please see “Hypothetical Illustrations and Performance Information” in Appendix A.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Table of Death Benefit Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Adjustable Term Insurance Rider and Target Face Amount

An adjustable term insurance rider is available to add death benefit coverage on the primary insured, above the base face amount, up to a “target” face amount (initially chosen by you, within certain limits). The target face amount is the sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider at each monthly processing date will be determined so that the sum of the rider amount and the base death benefit is equal to:

(1)	the target face amount, if the death benefit option is A; or

(2)	the target face amount plus the policy value, if the death benefit option is B.

The rider amount will decrease when the base death benefit begins increasing to maintain the required multiple of the policy value as described above. The adjustable term insurance rider amount may also increase again if the base death benefit decreases as the policy ages.

If the base death benefit becomes greater than or equal to the target face amount, the amount of the adjustable term insurance rider will become zero. If the rider amount reduces to zero, the rider will not terminate, but will remain attached to the policy in the event that the base death benefit declines below the target face amount again at a later date. The maximum adjustable term insurance rider amount that we will issue is limited to nine times the base face amount.

The relationship of the death benefit to the target face amount also depends on the death benefit option (in each case, the death benefit will still be reduced by any loan balance or unpaid monthly deductions):

•	Option A: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount.

•	Option B: The death benefit is the greater of (1) the base death benefit, or (2) the target face amount plus the policy value.

It may be to your economic advantage to use the adjustable term insurance rider as a part of your insurance coverage. Since target premiums, percentage of premium sales loads, and surrender charges are only associated with the base face amount, use of the adjustable term insurance rider can lower the charges associated with the policy. Use of the adjustable term insurance rider may reduce sales compensation. However, there is an extra charge for this rider (i.e., it increases the cost of insurance charge described below) and the optional death benefit guarantee will not apply to any insurance amount provided by the adjustable term insurance rider.

Example of Death Benefit Calculation.    Assume your base face amount is $150,000, the initial adjustable term insurance rider amount is $100,000, death benefit option A is in effect, and there are no loans or unpaid monthly deductions. The target face amount is therefore $250,000, and assuming the policy value changes as shown below, the following amounts will result:

Age	Death Benefit Factor	Policy Value	Base Death Benefit	Adjustable Term Insurance Rider Amount	Death Benefit
55	1.50	$ 95,000	$150,000	$100,000	$250,000
56	1.46	105,000	153,300	96,700	250,000
57	1.42	107,000	152,940	98,060	250,000

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s base face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the base face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the base face amount increase.

The effective date of the change will be the monthly processing date on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. We do not impose a surrender charge for any decrease in the base face amount occurring as a result of the change, and there is no change to the target premium. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

Changing the Face Amount

You select the policy’s base face amount and adjustable term insurance rider amount, if any, when you apply for the policy. After the policy has been in force at least one year, you may change the base face amount or the adjustable term insurance rider amount on any monthly processing date subject to the following requirements. Any change in amount must be at least $10,000, and the minimum base face amount after the first policy year is $50,000. Once you change the base face amount or the adjustable term insurance rider amount, you cannot change either amount again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences. You should consult a tax advisor before changing the face amount.

Increasing the Face Amount.    To increase the policy’s base face amount or adjustable term insurance rider amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

No increases can be made after the insured reaches attained age 75. An increase will take effect on the monthly processing date on or following the day we approve the application for the increase.

The risk class that applies for any increase may be different from the risk class that applies for the policy’s initial base face amount or any other increase. An increase in the base face amount or the adjustable term insurance rider amount will result in an increase in the no-lapse monthly premium. An increase in the base face amount will also increase the target premium and result in additional administrative and sales surrender charges. (See “Surrender Charge.”) If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s base face amount or adjustable term insurance rider amount by submitting a written request to our administrative office. The base face amount may not be decreased below the policy’s minimum base face amount. The no-lapse monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly processing date on or following the day we receive the request; or

(b)	the monthly processing date one year after the date of the last change in face amount.

A face amount decrease will be used to reduce the face amount in the following order:

(a)	the amount of any adjustable term insurance rider will be reduced until it is equal to zero;

(b)	any previous base face amount increases then in effect will be reduced, starting with the latest increase and continuing in the reverse order in which the increases were made;

(c)	the policy’s initial base face amount will be reduced.

We will deduct a charge from the policy value each time the policy’s base face amount is decreased. (See “Surrender Charge.”)

Effect of Withdrawals on the Death Benefit

A withdrawal will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s base face amount will be reduced by the gross withdrawal amount. If the base face amount reflects increases in the policy’s initial base face amount, any withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial base face amount.

b)	If death benefit option B is in effect, the total death benefit is also reduced by the gross withdrawal amount, but the policy’s base face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us to our administrative office. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Withdrawals

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in writing, in good order, at our administrative office. (See “Payments.”)

•	The net cash surrender value is the policy value minus any surrender charge and minus any loan balance.

•	A surrender charge may apply. (See “Surrender Charge.”)

•	Your policy will terminate and cease to be in force when it is surrendered.

•	It cannot later be reinstated if it has been surrendered for its net cash surrender value.

•	We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. (See “Payments.”)

•	Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

Withdrawals

You may make withdrawals under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for withdrawals must be made in writing and will take effect at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order at our administrative office. The minimum withdrawal amount is $500. The net cash surrender value remaining after a withdrawal must be at least $500.

For each withdrawal after the first in a policy year, there is a transaction charge equal to the lesser of $25 or 2% of the withdrawal amount. If death benefit option A is in effect, a withdrawal may reduce the base face amount of your policy. (See “Effect of Withdrawals on the Death Benefit.”) A portion of the surrender charge will be deducted based on the amount of the decrease in base face amount caused by the withdrawal. (See “Surrender Charge.”) The amount of the withdrawal plus any applicable surrender charge and transaction charge is called the gross withdrawal.

When you request a withdrawal, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the gross withdrawal will be deducted from your policy value in the variable subaccounts and the fixed account on a pro rata basis. Withdrawals may have tax consequences. (See “Tax Considerations.”)

Transfers

General

You may transfer all or part of your variable account value to one or more of the other variable subaccounts or to the fixed account. There is a $25 charge for each transfer after twelve in a policy year. You may transfer amounts from the fixed account to one or more variable subaccounts only once each policy year. We also reserve the right to limit the maximum amount you can transfer out of the fixed account to the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

The minimum amount that may be transferred out of a variable subaccount or the fixed account is $100 or, if less, the policy value in the variable subaccount or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

These restrictions on transfers out of the fixed account do not apply to transfers for dollar cost averaging or automatic asset rebalancing. (See “Dollar Cost Averaging,” and “Automatic Asset Rebalancing”). In addition, transfers under these programs do not count against the twelve free transfers per year. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Once elected, automatic rebalancing remains in effect from the date we receive your request until you expressly cancel your participation in the program by written request or by telephone.

Transfer requests may be made by satisfactory written requests, or you or your registered representative may make facsimile (FAX) or telephone requests (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order at our administrative office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Transfer Limitations.    We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or shareholders of the mutual fund portfolios available as funding choices under the policy (“underlying funds”) in situations where there is potential for pricing inefficiencies or that involve relatively large single or frequent transactions by one or more owners (i.e., market timing). We may employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular subaccounts made by owners within given periods of time and/or investigating transfer activity identified by us or underlying funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and subaccounts and may be more restrictive with regard to certain variable contracts or subaccounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners or shareholders of the underlying funds. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

We have not detected any market timing or other harmful transfer activity and, therefore, we do not have specific policies for deterring or halting such activity. However, in the future our policies and procedures may result in various restrictions being applied to some or all policy owner(s). These restrictions may include, but are not limited to:

•	requiring you to send us by U.S. mail a manually signed, written request to make transfers;

•	requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	limiting the frequency or number of transfers you may make in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee or a redemption fee;

•	denying a transfer request from an authorized third party acting on behalf of multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer).

If restrictions are imposed on an owner, we reserve the right to reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

We also reserve the right to require that all transfer requests be made by the owner personally and not by the registered representative or by any third party holding a power of attorney. In addition, we can require that each transfer be made by a separate communication, in a separate envelope and delivered separately, and we can require that each transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account or the money market variable subaccount to the other variable subaccounts on a periodic basis prior to the policy’s maturity date. The amount transferred may be (1) a specified dollar amount from each account, or (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar-cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made to more than one variable subaccount, a minimum of $25 must be transferred to each variable subaccount selected.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable subaccount you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering the dollar-cost averaging program at any time and for any reason. Another method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable subaccounts you desire.

Automatic Asset Rebalancing

Automatic asset rebalancing allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month either quarterly, semi-annually, or annually. If you select the fixed account or the money market variable subaccount in the dollar-cost averaging program, you may not include that option in your automatic asset rebalancing program.

Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

You may elect to participate in the automatic rebalancing program at any time by sending a written request to our administrative office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. Transfer requests from the variable subaccounts or the fixed account do not change or cancel instructions for automatic asset rebalancing. Only an express written request will terminate your participation in the program. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12 free transfers discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charge. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $100. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from variable subaccounts to the fixed account. The amount to be transferred will be deducted from each variable subaccount in the same proportion that the value of each variable subaccount bears to your variable account value unless you specify one or more variable subaccounts from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 4.75%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable subaccounts in the same proportion that the value of each variable subaccount bears to your variable account value. On each monthly processing date, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 0.75%) on any preferred loan amount. Preferred loans are available each policy year following the tenth policy anniversary. The amount available as a preferred loan is 10% of the net policy value, which is the policy value minus any existing loan balance. The policy value will be determined at the time of the loan. If you do not borrow the maximum preferred loan amount in a policy year, the unused amount is not available to increase the preferred loan amount in any subsequent policy year.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $100 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable subaccount will be transferred from the fixed account to increase the value in that variable subaccount. The repayment will be allocated among the variable subaccounts and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable subaccounts may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable subaccounts and greater if the fixed account net interest rate is higher than the investment return of the applicable variable subaccounts.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly processing date and the no-lapse guarantee or an optional death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors registered representative for forwarding to this office. We will ordinarily pay any death benefit, loan amount, withdrawal amounts or the net cash surrender value within seven days after we receive in good order (at our administrative office) all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable subaccounts or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 3.5%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, make loans, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors representative can explain these options to you. None of these options varies with the investment performance of a variable subaccount because they are all forms of fixed-benefit annuities.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement;

(b)	provide evidence of insurability satisfactory to us;

(c)	agree to the reduction of the policy value by any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly processing date on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and the Fixed Account

United Investors Life Insurance Company

We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplemental health insurance. We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable subaccounts. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3.5%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 3.5% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 3.5% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable subaccounts are divisions of the Titanium Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the premiums allocated to the variable subaccounts. Our Variable Account is currently divided into 38 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund portfolio. Income, gains and losses (whether or not realized) arising from the assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable subaccounts under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add subaccounts to, or remove subaccounts from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of another portfolio of the Funds or another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its subaccounts in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a particular mutual fund portfolio. The assets of each portfolio are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

The following 38 mutual fund portfolios are currently offered to policy owners through the subaccounts of the Variable Account. The following table summarizes each portfolio’s investment objective(s) and identifies its investment advisor (and subadvisor, if applicable). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read those prospectuses carefully and keep them for future reference.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

AIM V.I. Capital Appreciation Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks growth of capital. Invests principally in common stock of companies believed to be likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Core Equity Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks growth of capital. Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings and dividends, and growth companies that have potential for above-average growth in earnings and dividends.

AIM V.I. Government Securities Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	The Fund seeks a high level of current income consistent with a reasonable concern for safety of principal.

AIM V.I. Growth Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks growth of capital. Invests principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. International Growth Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks long-term growth of capital. Invests in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies, listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.

AIM V.I. Premier Equity Fund— Series I Shares	A I M Advisors, Inc. (Investment Advisor)	Seeks long-term growth of capital. Income is a secondary objective. Invests normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. The portfolio managers focus on undervalued equity securities.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

INVESCO VIF- Core Equity Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor) INVESCO Institutional (N. A.), Inc. (Investment Subadvisor)	Seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund’s equity investments are limited to equity securities that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts (“ADRs”).

INVESCO VIF- Technology Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor) INVESCO Institutional (N. A.), Inc. (Investment Subadvisor)	Seeks capital growth. The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund’s assets is not required to be invested in the sector.

INVESCO VIF- Utilities Fund—Series I Shares	A I M Advisors, Inc. (Investment Advisor) INVESCO Institutional (N. A.), Inc. (Investment Subadvisor)	Seeks capital growth and current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless. A portion of the Fund’s assets is not required to be invested in the sector.

Alger American Balanced Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	The Portfolio seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the four highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 25% of the Portfolio’s net assets are invested in fixed-income securities.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

Alger American Growth Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alger American Income & Growth Portfolio— Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Alger American Leveraged AllCap Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Alger American MidCap Growth Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on mid-size companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Mid-Cap Growth Index.

Alger American Small Capitalization Portfolio—Class O Shares	Fred Alger Management, Inc. (Investment Advisor)	Seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000® Growth Index.

Dreyfus VIF- Appreciation Portfolio— Initial Shares	The Dreyfus Corporation (Investment Advisor) Fayez Sarofim & Co. (Investment Subadvisor)	Seeks long-term capital growth consistent with the preservation of capital. It’s secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase including mulitnational companies.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

Dreyfus VIF-Money Market Portfolio*	The Dreyfus Corporation (Investment Advisor)	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As a money market, the portfolio is subject to maturity, quality and diversification requirements designed to help maintain a stable share price of $1.00. The portfolio invests in a diversified portfolio of high-quality, short-term debt securities. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

Dreyfus VIF-Quality Bond Portfolio —Initial Shares	The Dreyfus Corporation (Investment Advisor)	Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backet securities that, when purchased, are rated A or better or are the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation-protection securities.

Dreyfus Socially Responsible Growth Fund, Inc. —Initial Shares	The Dreyfus Corporation (Investment Advisor)	Seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in the common stock of companies that, in the opinion of fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Evergreen VA Foundation Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks capital growth and current income. The fund invests in a combination of equity and debt securities. Common stocks are selected on potential for capital growth. Under normal circumstances, the fund anticipates that at least 25% of its assets will consist of debt securities and the remainder in equity securities.

Evergreen VA International Equity Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks long-term capital growth and secondarily, modest income. The Fund invests primarily in equity securities issued by established, quality non-US. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy changes.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

Evergreen VA Special Values Fund	Evergreen Investment Management Company, LLC (Investment Advisor)	Seeks capital growth in the value of its shares. The fund invests primarily in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). The fund seeks to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio manager considers their intrinsic value. The fund’s portfolio managers look specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

MFS® Emerging Growth Series	MFS® Investment Management (Investment Advisor)	Seeks to provide long-term growth of capital. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS® High Income Series	MFS Investment Management (Investment Advisor)	Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS® Investors Trust Series	MFS® Investment Management (Investment Advisor)	Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The series normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series generally focuses on companies with larger market capitalizations that are believed to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS® Research Series	MFS® Investment Management (Investment Advisor)	Seeks to provide long-term growth of capital and future income. The series normally invests at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

MFS® Total Return Series	MFS® Investment Management (Investment Advisor)	Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income. The series is a “balanced fund” and invests in a combination of equity and fixed income securities.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

Scudder VIT EAFE® Equity Index Fund	Deutsche Asset Management Inc. (Investment Advisor) Northern Trust Investments, Inc. (Investment Subadvisor)	The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (“EAFE® Index”), which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

Scudder VIT Equity 500 Index Fund	Deutsche Asset Management, Inc. (Investment Advisor) Northern Trust Investments, Inc. (Investment Subadvisor)	The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index which emphasizes stocks of large U. S. companies.

Scudder VIT Small Cap Index Fund	Deutsche Asset Management Inc. (Investment Advisor) Northern Trust Investments, Inc. (Investment Subadvisor)	The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index which emphasizes stocks of small U. S. companies.

Shepherd Opportunity Growth Portfolio	Access Portfolio Management, LLC (Investment Advisor)	Seeks growth of capital. The Portfolio may invest up to 100% of its assets in common stocks, fixed income securities, in cash or cash equivalents, or in any combination thereof based on the assessment of which investments offer the best opportunity for growth of capital. The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American conservative values. The portfolio manager uses a “values-based” non-financial investment analysis intended to specifically seek out companies that support positive values, while avoiding companies that affront the values of socially conservative investors.

Strong Mid Cap Growth Fund II	Strong Capital Management, Inc. (Investment Advisor)	The Mid Cap Growth Fund II invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund’s managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell Midcap® Index at the time of investment. The Fund invests substantially in the technology sector. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s return). The Fund may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

Portfolio	Investment Advisor or Subadvisor	Investment Objective(s) and Certain Policies

Strong Opportunity Fund II	Strong Capital Management, Inc. (Investment Advisor)	The Opportunity Fund II invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company’s “private market value”—the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company’s private market value.

Franklin Real Estate Fund— Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts, with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.

Franklin Zero Coupon Fund—2010—Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks as high an investment as is consistent with capital preservation. Each fund normally invests at least 80% of its net assets in zero coupon debt securities.

Templeton Foreign Securities Fund— Class 2	Templeton Investment Counsel, LLC (Investment Advisor)	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments, of issuers located outside the U.S.; including those in emerging markets.

Templeton Global Asset Allocation Fund—Class 2	Templeton Investment Counsel, LLC (Investment Advisor)	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

Templeton Global Income Securities Fund—Class 2	Franklin Advisors, Inc. (Investment Advisor)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. The Fund focuses on investment grade debt securities, but also may invest in lower-rated debt, including high yield “junk bonds.”

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the portfolios which accompany this prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.

We may receive payments or revenues from some or all of the mutual fund portfolios or their investment advisors (or their affiliates) in connection with administration, distribution, or other services provided with respect to the portfolios and their availability through the policies. The amount we receive, if any, may be different for different portfolios, and may depend on how much of our policy value is invested in the applicable portfolios. Currently, these payments or revenues range from 0.15% to 0.25% of our investment in the portfolios.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the underlying mutual funds that are held by the Variable Account (or any of its subaccounts) or that the Variable Account (or any of its subaccounts) may purchase. We reserve the right to eliminate the shares of any of the portfolios of the underlying mutual funds and to substitute shares of another portfolio of the underlying mutual funds or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of the underlying mutual funds or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the subaccount.

We will not substitute any shares attributable to your interest in a subaccount of the Variable Account without notice and prior approval of the SEC and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of the mutual funds, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable subaccounts when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable subaccounts to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the 1940 Act;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting Portfolio Shares

We are the legal owner of portfolio shares held in the subaccounts of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable subaccounts at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. The mutual funds generally do not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable subaccount corresponding to that portfolio. We will vote shares held in a variable subaccount for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations and performance information in Appendix A. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;

(c)	administration of various elective options under the policy (including riders); and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy (and riders);

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy (and riders) will exceed the charges deducted.

Premium Expense Charges

We deduct premium expense charges from each premium before allocating the resulting net premium to the policy value. These charges consist of three types:

(a)	2.5% of each premium is deducted for state and local premium taxes (premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes; the 2.5% premium tax charge may be higher (or lower) than the actual premium taxes; if any, in your location);

(b)	1.5% of each premium is deducted for our estimate of the cost of the Federal income tax treatment of deferred acquisition costs; and

(c)	4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy.

The “target premium” is not the planned premium that you intend to pay. The target premium is used only to calculate the sales load part of the premium expense charge, and to calculate the sales surrender charge (discussed below). A target premium is determined for the initial base face amount, and an additional target premium is determined for each increase in the base face amount, based on the insured’s age, sex, and risk class. The target premium may be more or less than the no-lapse monthly premium depending on any additional benefits that have been added to the policy. Your specific target premium will be specified on the policy data page of your policy.

An addition to the target premium will be made when the base face amount is increased, and a new sales load will be deducted in determining the net premium. The new sales load will equal 4% of the premiums paid after the effective date of the increase which are allocated to the increase, until the premiums allocated to the increase equal 10 times the increase in the target premium. Premiums paid after the effective date of the increase will be allocated in proportion to the target premium for each portion of the base face amount.

Mortality and Expense Risk Charge

We deduct a daily charge from the average daily net assets in the variable subaccounts for certain mortality and expense risks we bear. This charge is at an effective annual rate of 0.75% of the Variable Account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. We guarantee not to increase the mortality and expense risk charge above these annual rates. The mortality and expense risk charge does not apply to fixed account assets. We expect a profit from this charge. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly processing date. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly policy charge (currently this is $6.00 per month; it may increase to a maximum charge of $30.00 per month for the first policy year and $10.00 per month for renewal years); and

(c)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the beginning of the 15th policy year, we will deduct a surrender charge based on its base face amount at issue. We also deduct the surrender charge if you surrender the policy before the beginning of the 15th year following an increase in its base face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A portion of the surrender charge will also be deducted for any base face amount decreases you request, or if the base face amount decreases due to a withdrawal from your policy value. (See “Impact of Changes in Base Face Amount on Surrender Charge”.)

The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative surrender charge is $4.00 per $1,000 of base face amount for the first nine policy years (or the first nine years after a base face amount increase) and declines each year thereafter until it reaches zero after the 14th policy year:

Policy Year:	1-9	10	11	12	13	14	15 & up

Charge per $1,000 of Base Face Amount:	$4.00	$3.33	$2.67	$2.00	$1.33	$0.67	$0.00

The sales surrender charge is a percentage of actual premiums paid up to a maximum based on target premiums. Your target premium is specified on your policy data page. The percentages of premium are:

Policy	Years 1-2: 26% of premium paid up to one target premium, plus 6% of premium paid above one target premium up to two target premiums, plus 5% of premium paid above two target premiums.

Policy	Years 3-9: 46% of premium paid up to one target premium, plus 44% of premium paid above one target premium up to two target premiums.

The sales surrender charge at the end of the 9th policy year (after the issue date or the date of an increase in the base face amount) will be reduced to zero at the beginning of the 15th policy year by reducing the charge each year by one-sixth of the amount of the charge in effect at the end of the 9th policy year.

Example of Surrender Charge Calculation.    Assume the base face amount on your policy is $100,000 and the insured is age 50 when the policy was issued. The target premium for the policy is $1,880. Assuming that you pay a $2,500 premium at the beginning of each policy year, the resulting surrender charge for each policy year is:

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Total Surrender Charge
1	$400	$ 526	$ 926
2	400	664	1,064
3	400	1,692	2,092
4	400	1,692	2,092
5	400	1,692	2,092
6	400	1,692	2,092
7	400	1,692	2,092
8	400	1,692	2,092
9	400	1,692	2,092
10	333	1,410	1,743
11	267	1,128	1,395
12	200	846	1,046
13	133	564	697
14	67	282	349
15	0	0	0

Impact of Changes in Base Face Amount on Surrender Charge.    If you request a decrease to the base face amount while surrender charges are in effect, or take a withdrawal that decreases the base face amount, we will deduct a portion of the surrender charge. Decreases in the base face amount as a result of a death benefit option change do not cause a surrender charge deduction. Similarly, increases in the base face amount as a result of death benefit option changes do not result in an increase in the maximum surrender charge. All other increases in the base face amount will increase the maximum surrender charge.

For decreases that cause a portion of the surrender charge to be deducted, the calculation of the charge varies for each type of surrender charge. The administrative surrender charge deduction will be in proportion to the amount of the base face amount decrease, and the future administrative surrender charge will be reduced by the amount of the deduction.

The amount of the sales surrender charge deduction will depend on the relationship of the premiums paid to the target premium for each portion of the base face amount. When the decrease is made, the target premium for each portion of the base face amount will be reduced in proportion to the amount of the base face amount decrease. If the new target premium for each portion of the base face amount is greater than or equal to the premiums paid which have been allocated to that portion, there will be no deduction, although the future maximum sales surrender charge will be lower than before the decrease occurred. If the new target premium for each portion of the base face amount is less than the premiums paid which have been allocated to that portion, the deduction will be the difference between the sales surrender charge before the decrease and the sales surrender charge after the decrease. The sales surrender charge after the decrease will be recalculated as if the new target premium for each portion of the base face amount had always been in effect for that portion.

In the example above, if you choose to decrease the base face amount in the 9th policy year from $100,000 to $75,000 (a 25% reduction), the administrative surrender charge will be reduced from $400 to $300. Based on the premium paid and the new target premium of $1,410, the sales surrender charge will reduce from $1,692 to $1,269, which is also a 25% decrease. The combined reduction in surrender charges of $523 will be deducted from your policy value. Future surrender charges after the decrease will also be reduced by 25% from the amounts shown in the chart above.

Transaction Charges

We may charge you for exceeding a certain number of policy transactions in a policy year.

Withdrawals.    For each withdrawal after the first in a policy year, we will deduct the lesser of $25 or 2% of the withdrawal amount from your policy value.

Transfers between Subaccounts and/or the Fixed Account.    We will deduct $25 for each transfer after the 12th in a policy year. Transfers under the dollar cost averaging and the automatic asset rebalancing program are not counted against the limit of 12 free transfers.

Policy Illustrations.    The first illustration of policy values you request each policy year will be free. For subsequent illustration requests each policy year, we will deduct $25 from your policy value.

Cost of Insurance Charge

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly processing date to monthly processing date. Your policy’s specifications page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month; and

(c)	is the policy value at the beginning of the policy month.

The amount by which the death benefit exceeds the policy value is called the net amount at risk and will be affected by investment performance, premiums, withdrawals and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge (for both the base face amount and the adjustable term insurance rider) and the cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges. If there is any adjustable term rider amount or if there have been any increases in the base face amount, then separate charges will be calculated for each portion of the death benefit.

The cost of insurance rate is the rate applied to the net amount at risk to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, and applicable risk class as well as the size of the base face amount (lower cost of insurance rates currently apply for face amounts greater than $250,000) and the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy (or approve an increase in the base face amount), based on our underwriting:

•	Preferred;

•	Standard Non-Tobacco;

•	Standard Tobacco;

•	Substandard Non-Tobacco; and

•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase.

If you have selected death benefit option A, and if there have been any increases in the base face amount, the policy value will be considered a part of the initial base face amount when the charge is calculated. If the policy value exceeds the initial base face amount, the excess will be considered part of the increases in base face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, or for substandard classes, a multiple of the tables and/or a flat addition to the tables. (See “Hypothetical Illustrations and Performance Information” in Appendix A for examples showing the effects of the cost of insurance charge.)

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders,” below.

For information about the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectuses for the underlying mutual funds.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for most supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. More details will be included in your policy if you choose any of these benefits. Some of the supplemental benefits listed below may not be available in all states, and from time to time, we may make available supplemental benefits other than those listed below. Contact your registered representative or our administrative office for a complete list of the supplemental benefits available in your state.

Terms and conditions for each supplemental benefit are specified in the applicable rider; the following are only brief descriptions.

Accelerated Death Benefit Rider.    This benefit is automatically provided in states approving the rider, and allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This rider provides an additional death benefit payable if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Addition of this rider will increase both the minimum and target premiums. Issue age is 0-60.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The additional insured cannot be more than five years older than the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary nearest the additional insured’s 100th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. Addition of this rider will increase both the minimum and target premiums. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Adjustable Term Insurance Rider.    This rider is available to add death benefit coverage on the primary insured to your policy. The initial amount of coverage is chosen by you within certain limits, and will reduce to keep the target face amount level if the base death benefit increases due to Internal Revenue Code requirements. The maximum issue is nine times the base face amount and the minimum issue amount is $1,000. There is an additional cost for this rider. Cost of insurance rates vary based on the attained age, sex, and risk class of the primary insured. Addition of this rider will increase the minimum premium but will not increase the target premium. This rider is subject to satisfaction of evidence of insurability requirements. Issue age is 0-75. (See “Death Benefits.”)

Change of Person Insured Rider.    This benefit allows you to change the person insured under the policy. Satisfactory evidence of insurability must be provided for the proposed new insured. Future charges under the policy will change, but the policy value will remain the same as of the date of the change. Under current Federal tax law, the exercise of this benefit is taxed as if the policy were surrendered in full for cash. Changing the person insured under the policy may have tax consequences. There is no additional charge for this rider. Issue age is 0-75.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. Addition of this rider will increase both the minimum and target premiums. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Death Benefit Guarantee Rider.    This rider provides that your base face amount will remain in force regardless of the sufficiency of the net cash surrender value for the guarantee period you selected at the time of application, provided certain conditions are met. The two guarantee periods available are (a) later of the insured’s age 65 or 10 policy years; or (b) the lifetime of the insured, or the maturity date. To keep the selected guaranteed period in force, a required premium must be paid. Both available guarantee periods require the payment of higher premiums, and the guarantee does not apply to any rider benefits. As long as the guarantee is in force, we will deduct a monthly charge from your policy value. This charge is currently $0.005 per $1,000 of base face amount, and is guaranteed never to exceed $0.01 per $1,000 of base face amount. Addition of this rider will increase the minimum premium but will not increase the target premium. This rider may not be available in all states. Issue age is 0-75 in most states. (See “Optional Death Benefit Guarantee” and “State Variations.”)

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. If you add this rider to your policy, you may not add the disability waiver of specified premium rider. Cost of insurance rates for this rider are based on the attained age and sex of the insured. Addition of this rider will increase both the minimum and target premiums. Issue age is 15-55.

Disability Waiver of Specified Premium Rider.    This benefit provides that we credit a specified premium amount monthly to your policy after the insured has been totally disabled for six months. At the time of application, you select the amount of premium to be credited (subject to our limits). The specified premium amount cannot exceed the guideline annual premium. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider terminates at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. If you add this rider to your policy, you may not add the disability waiver of monthly deduction rider. Cost of insurance rates for this rider are based on the attained age and sex of the insured. Addition of this rider will increase both the minimum and target premiums. Issue age is 15-55.

Option to Purchase Additional Insurance Rider.    This rider will allow you to increase your policy’s base face amount at specified option dates without providing evidence of insurability. The risk class that applies to the increase will be the same risk class as the original base face amount. Regular option dates are the policy anniversaries nearest the insured’s 22nd, 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Certain additional option dates are available subject to rider provisions. Cost of insurance rates vary based on the issue age of the insured, and are payable until the policy anniversary nearest the insured’s 40th birthday. Addition of this rider will increase both the minimum and target premiums. The minimum issue amount is $10,000. The maximum increase amount is $50,000. Issue age is 0-39.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under such a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the underlying mutual funds will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the contract to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven contract years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a policy transaction will cause the contract to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts.    Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.    Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Loans.    Interest paid on a policy loan generally is not tax-deductible. If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your Federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation-skipping and other taxes.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

We have entered into a distribution agreement with United Securities Alliance, Inc. (“United Securities”)—Financial Plaza A, 7730 East Belleview Avenue, Suite AG-9, Greenwood Village, Colorado—for the distribution and sale of the policies. (United Securities is not our affiliate.) United Securities is a corporation organized under the laws of the state of Nevada in 1994. United Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). United Investors and United Securities may enter into written sales agreements with various other broker-dealers (“selling firms”) to aid in the sale of the policies. United Securities and the selling firms are licensed under the federal securities laws and, as necessary, state insurance laws. We pay commissions to United Securities for sales of the policies by its own sales representatives or by sales representatives of the selling firms. Commissions payable for policy sales are at least 100% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional commissions may be paid and expenses reimbursed based on various factors.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We also may make loans to or for the benefit of the principal underwriter or other broker-dealers.

We may pay selling firms additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to selling firms based on aggregate sales of our variable insurance contracts (including the policies) or persistency standards. The average amount paid during 2003 to such selling firms under such arrangements was 10 basis points of policy value, equivalent to $10 on a $10,000 investment.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the withdrawal charge;

•	the cost of insurance charge;

•	the mortality and expense risk charge;

•	revenues, if any, received from the underlying portfolios or their managers; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the Variable Account.

Subject to regulatory approvals, United Investors intends to distribute the policy in all states, except New York, and in certain possessions and territories.

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

For Policies issued to residents of the state of Florida:

There are limitations to the optional death benefit guarantee rider periods as follows:

•	No lifetime of the insured or to the maturity date guarantee is available.

•	The later of the insured’s age 65 or 10 policy years guarantee is only available at the following ages and risk classes:

Male/Risk Class: Preferred and Non-Tobacco only/Ages 20-63

Female/Risk Class: Preferred and Non-Tobacco only/Ages 20-67

For Policies issued to residents of the state of Maryland:

There is a reduction in the Sales Surrender Charge at ages 61 and up.

For Policies issued to residents of the states of Maryland, Massachusetts, Minnesota, Texas and Utah:

There is no optional death benefit guarantee rider available.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of United Securities Alliance, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Administrative Office	P.O. Box 10287, Birmingham, Alabama 35202-0287, (800) 340-3787.

Attained Age	The age of the insured on his or her birthday nearest the policy effective date, increased by the number of policy years elapsed since the policy effective date.

Base Face Amount	The amount of insurance chosen by you for the policy at issue, or as subsequently increased or decreased by you. This amount does not include any benefit provided by riders, and is prior to any death benefit changes required by the Internal Revenue Code to continue to qualify as life insurance.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, the Friday after Thanksgiving and, if December 25 falls on a Saturday or a Sunday, the Monday after Christmas are not business days.

Cash Surrender Value	Policy value less any applicable surrender charge.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Gross Withdrawal	A withdrawal plus any applicable transaction charge and any surrender charge.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary nearest the insured’s 100th birthday.

Monthly Processing Date	The same day each month as the policy’s effective date. If the monthly processing date falls on a date other than a business day, the next following business day will be deemed the monthly processing date.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charges.

No-lapse Monthly Premium	The minimum amount of premium required to keep the policy in force during the first three policy years regardless of the sufficiency of the cash surrender value to pay monthly deductions.

Owner	Depending on the state of issue, owner means either: • the individual or entity that owns a certificate under a group contract; or • the individual or entity that owns an individual policy.

Policy	Depending on the state of issue, policy means either: • the individual certificate under a group contract; or • the individual policy.

Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly processing date.

Policy Value	The sum of the variable account value and the fixed account value.

Target Face Amount	The sum of the base face amount and the initial adjustable term insurance rider amount. The amount of the rider will vary as necessary to keep the sum of the rider amount and the base death benefit equal to the target face amount, when the base death benefit varies due to Internal Revenue Code requirements.

Target Premium	The premium amount we use to calculate the maximum sales load charge and the sales surrender charge. A target premium is determined for the initial base face amount at issue, and an additional target premium is determined for each increase in base face amount.

Variable Account Value	The sum of the values of the variable subaccounts under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

Withdrawal	A request to withdraw a portion of the net cash surrender value. A withdrawal may be subject to a transaction charge and a surrender charge.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Automatic Continuation of Benefits	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Performance Data	5
Yields and Total Returns	5
Other Information	6
Underwriters	6
Experts	6
Potential Conflicts of Interest	7
Reports to Owners	7
Legal Matters	7
Additional Information	7
Financial Statements	8

Appendix A:

Hypothetical Illustrations and Performance Information

The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy’s effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable subaccounts were a uniform gross annual rate of 0%, 6% or 10%, before deduction of any fees and charges, including portfolio expenses. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an arithmetic average annual expense ratio of 0.94% of the daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations. The average annual expense ratio reflects fees and expenses charged by each portfolio before waiver or reimbursement. For some of the portfolios, the investment advisor has waived some or all of its fee and/or reimbursed the portfolio for some of its expenses. With these fee waivers or expense reimbursements, the average annual expense ratio would be lower, and therefore the values shown in the illustrations would be higher. We do not know, and do not represent or guarantee, that these fee waiver or expense reimbursements will continue. For information on portfolio expenses, see the mutual funds’ prospectuses accompanying the prospectus for the policy.

The illustrations also reflect the 0.75% mortality and expense risk charge to the Variable Account during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. After deduction of average portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return would correspond to the following approximate net annual rates of return for the variable subaccounts:

Hypothetical gross rate of return:	0%	6%	10%

Net return, policy years 1-10:	-1.69%	4.31%	8.31%

Net return, policy years 11-20:	-1.44%	4.56%	8.56%

Net return, policy years 21 & up:	-1.19%	4.81%	8.81%

The current illustrations reflect the $6.00 monthly administrative charge for all policy years, while the guaranteed illustrations reflect the maximum monthly administrative charge of $30.00 for the first policy year and $10.00 for each renewal year thereafter. The illustrations also reflect the deduction of premium expense charges and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for riders or supplemental benefits.

Upon request, we will furnish a comparable illustration based upon the proposed insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. You can obtain a personalized illustration by calling or writing to our administrative office.

MALE ISSUE AGE 36, STANDARD NON-TOBACCO

$2,600 ANNUAL PREMIUM

$228,000 FACE AMOUNT, OPTION A

CURRENT CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$228,000	$228,000	$228,000	$1,884	$2,013	$2,098	$433	$561	$647
2	228,000	228,000	228,000	3,715	4,090	4,349	2,122	2,497	2,756
3	228,000	228,000	228,000	5,492	6,234	6,764	2,857	3,599	4,128
4	228,000	228,000	228,000	7,212	8,444	9,353	4,577	5,808	6,717
5	228,000	228,000	228,000	8,875	10,720	12,129	6,239	8,085	9,493
6	228,000	228,000	228,000	10,473	13,061	15,102	7,838	10,425	12,466
7	228,000	228,000	228,000	12,011	15,469	18,291	9,375	12,833	15,655
8	228,000	228,000	228,000	13,547	18,011	21,780	10,911	15,375	19,144
9	228,000	228,000	228,000	15,054	20,666	25,567	12,418	18,030	22,931
10	228,000	228,000	228,000	16,488	23,391	29,629	14,292	21,195	27,433
15	228,000	228,000	228,000	23,042	38,846	55,842	23,042	38,846	55,842
20	228,000	228,000	228,000	27,390	56,671	94,426	27,390	56,671	94,426
25	228,000	228,000	228,000	30,385	79,098	155,033	30,385	79,098	155,033
30	228,000	228,000	297,929	28,342	104,614	248,275	28,342	104,614	248,275
35	228,000	228,000	445,810	17,757	133,755	387,661	17,757	133,755	387,661
40	*	228,000	628,121	*	168,610	598,210	*	168,610	598,210
45	*	228,000	961,180	*	216,217	915,409	*	216,217	915,409
50	*	295,618	1,451,639	*	281,541	1,382,513	*	281,541	1,382,513
55	*	376,901	2,162,864	*	358,953	2,059,870	*	358,953	2,059,870
60	*	460,652	3,107,366	*	460,652	3,107,366	*	460,652	3,107,366
64	*	566,809	4,367,838	*	566,809	4,367,838	*	566,809	4,367,838

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

MALE ISSUE AGE 36, STANDARD NON-TOBACCO

$2,600 ANNUAL PREMIUM

$228,000 FACE AMOUNT, OPTION A

GUARANTEED CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$228,000	$228,000	$228,000	$1,598	$1,717	$1,797	$147	$266	$346
2	228,000	228,000	228,000	3,386	3,732	3,971	1,792	2,139	2,378
3	228,000	228,000	228,000	5,120	5,811	6,303	2,484	3,175	3,668
4	228,000	228,000	228,000	6,797	7,951	8,802	4,162	5,316	6,166
5	228,000	228,000	228,000	8,417	10,156	11,480	5,781	7,520	8,845
6	228,000	228,000	228,000	9,974	12,420	14,347	7,339	9,785	11,711
7	228,000	228,000	228,000	11,471	14,749	17,420	8,835	12,113	14,785
8	228,000	228,000	228,000	12,966	17,208	20,783	10,330	14,572	18,148
9	228,000	228,000	228,000	14,432	19,775	24,433	11,797	17,140	21,797
10	228,000	228,000	228,000	15,826	22,409	28,345	13,631	20,213	26,149
15	228,000	228,000	228,000	21,852	36,982	53,228	21,852	36,982	53,228
20	228,000	228,000	228,000	25,298	53,247	89,341	25,298	53,247	89,341
25	228,000	228,000	228,000	24,939	71,341	144,433	24,939	71,341	144,433
30	228,000	228,000	275,941	17,542	89,712	229,951	17,542	89,712	229,951
35	*	228,000	411,064	*	106,277	357,447	*	106,277	357,447
40	*	228,000	576,559	*	116,811	549,104	*	116,811	549,104
45	*	228,000	877,555	*	110,549	835,767	*	110,549	835,767
50	*	228,000	1,310,649	*	50,519	1,248,237	*	50,519	1,248,237
55	*	*	1,912,157	*	*	1,821,102	*	*	1,821,102
60	*	*	2,713,511	*	*	2,713,511	*	*	2,713,511
64	*	*	3,815,518	*	*	3,815,518	*	*	3,815,518

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable subaccounts and the investment experience of the portfolios underlying those variable subaccounts. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

Performance Information

The following hypothetical illustrations demonstrate how the actual investment experience of each subaccount of the Variable Account could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio’s annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses, but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in substantially lower total return figures than those shown.

The illustrations are based on the payment of a $2,600 annual premium, paid at the beginning of each year, for a hypothetical policy with a $228,000 face amount, death benefit option A, issued to a Standard, Non-Tobacco Male, Age 36. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each portfolio’s charges and expenses. (See “Charges and Deductions.”) The amounts shown assume there are no withdrawals, no policy loans, and no riders.

Performance for any given past period is not an indication or representation of future performance. The performance of each variable subaccount will fluctuate on a daily basis.

Adjusted Historical Performance Data

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

AIM V.I. Capital Appreciation Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	2.50%	$228,000	$228,000	$1,958	$1,666	$507	$215
12/31/95	35.69%	228,000	228,000	5,289	4,838	3,696	3,245
12/31/96	17.58%	228,000	228,000	8,416	7,835	5,780	5,200
12/31/97	13.51%	228,000	228,000	11,615	10,907	8,979	8,271
12/31/98	19.30%	228,000	228,000	15,990	15,095	13,354	12,460
12/31/99	44.61%	228,000	228,000	25,731	24,381	23,096	21,746
12/31/00	-10.91%	228,000	228,000	24,277	23,035	21,641	20,400
12/31/01	-23.28%	228,000	228,000	19,742	18,754	17,106	16,118
12/31/02	-24.35%	228,000	228,000	16,044	15,260	13,408	12,624
12/31/03	29.52%	228,000	228,000	22,999	21,929	20,803	19,733

AIM V.I. Core Equity Fund—Series I Shares

Year Ended	Annual Portfolio	Death Benefit		Policy Value		Net Cash Surrender Value
	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	33.86%	$228,000	$228,000	$2,632	$2,294	$1,181	$843
12/31/96	19.95%	228,000	228,000	5,448	4,991	3,855	3,398
12/31/97	25.72%	228,000	228,000	9,220	8,593	6,584	5,957
12/31/98	27.68%	228,000	228,000	14,131	13,278	11,495	10,642
12/31/99	34.25%	228,000	228,000	21,411	20,213	18,775	17,577
12/31/00	-14.56%	228,000	228,000	19,627	18,565	16,991	15,929
12/31/01	-22.83%	228,000	228,000	16,284	15,428	13,649	12,793
12/31/02	-15.58%	228,000	228,000	15,067	14,305	12,432	11,669
12/31/03	24.42%	228,000	228,000	20,919	19,917	18,283	17,282

AIM V.I. Government Securities Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	-3.73%	$228,000	$228,000	$1,825	$1,543	$374	$92
12/31/95	15.56%	228,000	228,000	4,310	3,934	2,716	2,340
12/31/96	2.29%	228,000	228,000	6,286	5,854	3,650	3,218
12/31/97	8.16%	228,000	228,000	8,758	8,243	6,122	5,607
12/31/98	7.73%	228,000	228,000	11,338	10,736	8,703	8,100
12/31/99	-1.32%	228,000	228,000	12,851	12,211	10,215	9,575
12/31/00	10.12%	228,000	228,000	16,004	15,252	13,369	12,616
12/31/01	6.41%	228,000	228,000	18,816	17,968	16,180	15,332
12/31/02	9.59%	228,000	228,000	22,458	21,481	19,822	18,845
12/31/03	1.07%	228,000	228,000	24,285	23,253	22,089	21,057

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

AIM V.I. Growth Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	-2.48%	$228,000	$228,000	$1,851	$1,568	$400	$117
12/31/95	34.77%	228,000	228,000	5,108	4,671	3,515	3,077
12/31/96	18.09%	228,000	228,000	8,241	7,674	5,606	5,038
12/31/97	26.87%	228,000	228,000	12,803	12,030	10,167	9,395
12/31/98	34.12%	228,000	228,000	19,614	18,525	16,978	15,889
12/31/99	35.24%	228,000	228,000	28,920	27,393	26,284	24,758
12/31/00	-20.49%	228,000	228,000	24,130	22,882	21,495	20,246
12/31/01	-33.88%	228,000	228,000	16,850	15,993	14,215	13,357
12/31/02	-30.97%	228,000	228,000	12,618	11,990	9,982	9,355
12/31/03	31.24%	228,000	228,000	18,826	17,947	16,630	15,752
AIM V.I. International Growth Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-1.61%	$228,000	$228,000	$1,870	$1,585	$419	$134
12/31/95	17.24%	228,000	228,000	4,429	4,044	2,836	2,451
12/31/96	20.05%	228,000	228,000	7,572	7,058	4,936	4,422
12/31/97	6.94%	228,000	228,000	10,024	9,427	7,388	6,791
12/31/98	15.49%	228,000	228,000	13,637	12,899	11,002	10,263
12/31/99	55.04%	228,000	228,000	23,982	22,777	21,347	20,142
12/31/00	-26.40%	228,000	228,000	18,692	17,771	16,056	15,135
12/31/01	-23.53%	228,000	228,000	15,435	14,693	12,799	12,058
12/31/02	-15.67%	228,000	228,000	14,330	13,664	11,695	11,028
12/31/03	29.06%	228,000	228,000	20,709	19,795	18,513	17,599

AIM V.I. Premier Equity Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cashn Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	4.04%	$228,000	$228,000	$1,991	$1,697	$540	$246
12/31/95	36.25%	228,000	228,000	5,357	4,901	3,763	3,307
12/31/96	15.02%	228,000	228,000	8,304	7,729	5,668	5,094
12/31/97	23.69%	228,000	228,000	12,549	11,788	9,914	9,152
12/31/98	32.41%	228,000	228,000	19,025	17,963	16,389	15,327
12/31/99	29.90%	228,000	228,000	26,995	25,564	24,360	22,929
12/31/00	-14.65%	228,000	228,000	24,309	23,050	21,673	20,415
12/31/01	-12.56%	228,000	228,000	22,599	21,459	19,963	18,824
12/31/02	-30.26%	228,000	228,000	16,730	15,902	14,095	13,266
12/31/03	25.08%	228,000	228,000	23,047	21,958	20,852	19,763

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

INVESCO VIF-Core Equity Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	29.25%	$228,000	$228,000	$2,533	$2,201	$1,082	$750
12/31/96	22.28%	228,000	228,000	5,438	4,981	3,845	3,387
12/31/97	28.17%	228,000	228,000	9,393	8,754	6,757	6,118
12/31/98	15.30%	228,000	228,000	12,925	12,139	10,289	9,503
12/31/99	14.84%	228,000	228,000	16,876	15,925	14,240	13,289
12/31/00	4.87%	228,000	228,000	19,461	18,419	16,826	15,783
12/31/01	-8.97%	228,000	228,000	19,141	18,151	16,505	15,515
12/31/02	-19.11%	228,000	228,000	16,714	15,875	14,079	13,240
12/31/03	22.60%	228,000	228,000	22,618	21,538	19,982	18,902

INVESCO VIF-Technology Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98	25.69%	$228,000	$228,000	$2,456	$2,130	$1,005	$678
12/31/99	158.93%	228,000	228,000	11,670	10,742	10,077	9,149
12/31/00	-23.42%	228,000	228,000	10,228	9,482	7,593	6,846
12/31/01	-45.82%	228,000	228,000	6,352	5,917	3,716	3,281
12/31/02	-46.84%	228,000	228,000	4,167	3,903	1,531	1,268
12/31/03	45.29%	228,000	228,000	8,723	8,281	6,087	5,646

INVESCO VIF-Utilities Fund—Series I Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/95	9.08%	$228,000	$228,000	$2,099	$1,797	$648	$346
12/31/96	12.76%	228,000	228,000	4,506	4,117	2,913	2,523
12/31/97	23.41%	228,000	228,000	7,887	7,354	5,251	4,718
12/31/98	25.48%	228,000	228,000	12,215	11,494	9,580	8,858
12/31/99	19.13%	228,000	228,000	16,679	15,770	14,044	13,135
12/31/00	5.28%	228,000	228,000	19,333	18,331	16,698	15,695
12/31/01	-32.41%	228,000	228,000	14,012	13,300	11,376	10,665
12/31/02	-20.32%	228,000	228,000	12,397	11,791	9,762	9,156
12/31/03	17.47%	228,000	228,000	16,596	15,833	13,960	13,197

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Alger American Balanced Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	-4.27%	$228,000	$228,000	$1,813	$1,532	$362	$81
12/31/95	28.62%	228,000	228,000	4,813	4,398	3,220	2,805
12/31/96	10.17%	228,000	228,000	7,345	6,839	4,709	4,203
12/31/97	19.82%	228,000	228,000	11,001	10,344	8,366	7,709
12/31/98	31.51%	228,000	228,000	16,863	15,946	14,228	13,310
12/31/99	29.21%	228,000	228,000	24,066	22,829	21,431	20,193
12/31/00	-2.76%	228,000	228,000	24,933	23,689	22,298	21,053
12/31/01	-1.93%	228,000	228,000	26,019	24,756	23,383	22,120
12/31/02	-12.29%	228,000	228,000	24,156	23,009	21,520	20,373
12/31/03	19.03%	228,000	228,000	30,718	29,303	28,522	27,107

Alger American Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	1.45%	$228,000	$228,000	$1,935	$1,646	$484	$195
12/31/95	36.37%	228,000	228,000	5,286	4,835	3,693	3,242
12/31/96	13.35%	228,000	228,000	8,099	7,539	5,464	4,903
12/31/97	25.75%	228,000	228,000	12,508	11,751	9,873	9,116
12/31/98	48.07%	228,000	228,000	21,263	20,085	18,628	17,449
12/31/99	33.74%	228,000	228,000	30,792	29,165	28,157	26,529
12/31/00	-14.77%	228,000	228,000	27,490	26,067	24,854	23,431
12/31/01	-11.81%	228,000	228,000	25,587	24,293	22,951	21,658
12/31/02	-32.99%	228,000	228,000	18,042	17,143	15,406	14,507
12/31/03	35.16%	228,000	228,000	26,719	25,448	24,523	23,253

Alger American Income & Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed

12/31/94	-8.28%	$228,000	$228,000	$1,728	$1,453	$276	$2
12/31/95	35.13%	228,000	228,000	4,956	4,530	3,363	2,936
12/31/96	19.68%	228,000	228,000	8,175	7,614	5,539	4,978
12/31/97	36.29%	228,000	228,000	13,690	12,870	11,054	10,235
12/31/98	32.39%	228,000	228,000	20,526	19,388	17,891	16,753
12/31/99	42.45%	228,000	228,000	31,784	30,108	29,148	27,472
12/31/00	-1.27%	228,000	228,000	32,905	31,210	30,269	28,574
12/31/01	-14.32%	228,000	228,000	29,455	27,967	26,819	25,331
12/31/02	-31.10%	228,000	228,000	21,210	20,153	18,574	17,517
12/31/03	29.84%	228,000	228,000	29,748	28,322	27,552	26,126

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Alger American Leveraged All Cap Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	12.04%	$228,000	$228,000	$2,162	$1,856	$711	$405
12/31/97	19.68%	228,000	228,000	4,875	4,458	3,282	2,864
12/31/98	57.83%	228,000	228,000	10,758	10,038	8,122	7,402
12/31/99	78.06%	228,000	228,000	22,591	21,245	19,955	18,609
12/31/00	-24.83%	228,000	228,000	18,126	17,081	15,491	14,445
12/31/01	-15.93%	228,000	228,000	16,561	15,644	13,926	13,008
12/31/02	-33.91%	228,000	228,000	11,875	11,235	9,240	8,599
12/31/03	34.72%	228,000	228,000	18,405	17,487	15,769	14,851
Alger American Midcap Growth Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Roeturn*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-1.54%	$228,000	$228,000	$1,871	$1,586	$420	$135
12/31/95	44.45%	228,000	228,000	5,525	5,055	3,931	3,462
12/31/96	11.90%	228,000	228,000	8,257	7,683	5,621	5,047
12/31/97	15.01%	228,000	228,000	11,591	10,881	8,955	8,245
12/31/98	30.30%	228,000	228,000	17,470	16,492	14,834	13,857
12/31/99	31.85%	228,000	228,000	25,365	24,024	22,729	21,388
12/31/00	9.18%	228,000	228,000	29,469	27,960	26,834	25,324
12/31/01	-6.52%	228,000	228,000	28,995	27,544	26,359	24,908
12/31/02	-29.54%	228,000	228,000	21,380	20,326	18,745	17,690
12/31/03	47.79%	228,000	228,000	34,195	32,578	32,000	30,383

Alger American Small Capitalization Portfolio—Class O Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-4.38%	$228,000	$228,000	$1,811	$1,530	$360	$79
12/31/95	44.31%	228,000	228,000	5,432	4,969	3,839	3,376
12/31/96	4.18%	228,000	228,000	7,570	7,041	4,934	4,406
12/31/97	11.39%	228,000	228,000	10,453	9,816	7,818	7,180
12/31/98	15.53%	228,000	228,000	14,136	13,350	11,501	10,715
12/31/99	43.42%	228,000	228,000	22,865	21,681	20,229	19,045
12/31/00	-27.20%	228,000	228,000	17,676	16,780	15,041	14,145
12/31/01	-29.51%	228,000	228,000	13,482	12,815	10,847	10,179
12/31/02	-26.22%	228,000	228,000	11,050	10,520	8,414	7,884
12/31/03	42.34%	228,000	228,000	18,236	17,423	16,041	15,228

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Dreyfus VIF-Appreciation Portfolio-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	3.04%	$228,000	$228,000	$1,969	$1,677	$518	$226
12/31/95	33.52%	228,000	228,000	5,215	4,770	3,622	3,177
12/31/96	25.56%	228,000	228,000	8,916	8,305	6,281	5,669
12/31/97	28.05%	228,000	228,000	13,786	12,950	11,150	10,315
12/31/98	30.22%	228,000	228,000	20,308	19,167	17,672	16,532
12/31/99	11.46%	228,000	228,000	24,521	23,204	21,885	20,568
12/31/00	-0.65%	228,000	228,000	25,934	24,584	23,299	21,948
12/31/01	-9.31%	228,000	228,000	24,924	23,660	22,289	21,025
12/31/02	-16.71%	228,000	228,000	22,005	20,914	19,369	18,278
12/31/03	21.17%	228,000	228,000	28,682	27,310	26,486	25,114

Dreyfus VIF-Money Market Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	4.37%	$228,000	$228,000	$1,998	$1,704	$547	$252
12/31/95	5.66%	228,000	228,000	4,100	3,741	2,506	2,147
12/31/96	5.10%	228,000	228,000	6,247	5,822	3,611	3,186
12/31/97	5.19%	228,000	228,000	8,468	7,973	5,832	5,338
12/31/98	5.12%	228,000	228,000	10,751	10,185	8,116	7,549
12/31/99	4.78%	228,000	228,000	13,057	12,416	10,422	9,781
12/31/00	5.98%	228,000	228,000	15,604	14,878	12,969	12,242
12/31/01	3.97%	228,000	228,000	17,960	17,158	15,324	14,522
12/31/02	1.46%	228,000	228,000	19,888	19,029	17,253	16,393
12/31/03	0.70%	228,000	228,000	21,617	20,707	19,422	18,511
Dreyfus VIF-Quality Bond Portfolio-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-4.59%	$228,000	$228,000	$1,806	$1,526	$355	$75
12/31/95	20.42%	228,000	228,000	4,480	4,091	2,887	2,498
12/31/96	3.13%	228,000	228,000	6,515	6,066	3,879	3,431
12/31/97	9.42%	228,000	228,000	9,113	8,574	6,478	5,938
12/31/98	5.49%	228,000	228,000	11,468	10,852	8,833	8,217
12/31/99	0.18%	228,000	228,000	13,181	12,519	10,546	9,883
12/31/00	11.20%	228,000	228,000	16,532	15,747	13,896	13,111
12/31/01	6.69%	228,000	228,000	19,427	18,543	16,791	15,907
12/31/02	7.76%	228,000	228,000	22,730	21,730	20,094	19,094
12/31/03	4.94%	228,000	228,000	25,521	24,425	23,326	22,230

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	1.49%	$228,000	$228,000	$1,936	$1,646	$485	$195
12/31/95	34.56%	228,000	228,000	5,214	4,768	3,620	3,175
12/31/96	21.23%	228,000	228,000	8,596	8,005	5,960	5,369
12/31/97	28.43%	228,000	228,000	13,418	12,606	10,782	9,970
12/31/98	29.38%	228,000	228,000	19,700	18,597	17,064	15,961
12/31/99	30.08%	228,000	228,000	27,909	26,423	25,273	23,787
12/31/00	-11.03%	228,000	228,000	26,169	24,809	23,534	22,174
12/31/01	-22.57%	228,000	228,000	21,385	20,296	18,749	17,661
12/31/02	-28.94%	228,000	228,000	16,200	15,392	13,564	12,756
12/31/03	26.00%	228,000	228,000	22,555	21,484	20,359	19,288
Evergreen VA Foundation Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/97	27.80%	$228,000	$228,000	$2,501	$2,172	$1,050	$721
12/31/98	10.63%	228,000	228,000	4,859	4,446	3,266	2,852
12/31/99	10.64%	228,000	228,000	7,428	6,922	4,792	4,286
12/31/00	-4.93%	228,000	228,000	8,739	8,213	6,103	5,578
12/31/01	-8.57%	228,000	228,000	9,552	9,029	6,917	6,393
12/31/02	-9.66%	228,000	228,000	10,128	9,612	7,492	6,976
12/31/03	15.78%	228,000	228,000	13,709	13,061	11,073	10,425

Evergreen VA International Equity Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/99	38.22%	$228,000	$228,000	$2,726	$2,382	$1,275	$931
12/31/00	-5.06%	228,000	228,000	4,345	3,973	2,751	2,380
12/31/01	-18.18%	228,000	228,000	5,000	4,654	2,364	2,019
12/31/02	-10.47%	228,000	228,000	6,051	5,698	3,415	3,062
12/31/03	31.32%	228,000	228,000	10,360	9,842	7,724	7,206

Evergreen VA Special Values Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/99	12.07%	$228,000	$228,000	$2,163	$1,857	$712	$406
12/31/00	20.71%	228,000	228,000	4,920	4,499	3,327	2,906
12/31/01	18.11%	228,000	228,000	8,022	7,474	5,386	4,838
12/31/02	-12.60%	228,000	228,000	8,524	8,003	5,888	5,367
12/31/03	29.52%	228,000	228,000	13,405	12,677	10,769	10,041

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

MFS® Emerging Growth Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	17.02%	$228,000	$228,000	$2,269	$1,956	$818	$505
12/31/97	21.90%	228,000	228,000	5,101	4,667	3,507	3,073
12/31/98	34.16%	228,000	228,000	9,396	8,759	6,760	6,123
12/31/99	76.71%	228,000	228,000	20,015	18,825	17,380	16,189
12/31/00	-19.61%	228,000	228,000	17,359	16,366	14,724	13,730
12/31/01	-33.49%	228,000	228,000	12,510	11,816	9,875	9,181
12/31/02	-33.76%	228,000	228,000	9,243	8,748	6,607	6,113
12/31/03	30.23%	228,000	228,000	14,358	13,659	11,722	11,023

MFS® High Income Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	11.80%	$228,000	$228,000	$2,157	$1,851	$706	$400
12/31/97	13.62%	228,000	228,000	4,609	4,211	3,015	2,618
12/31/98	-0.18%	228,000	228,000	6,424	5,981	3,788	3,345
12/31/99	6.44%	228,000	228,000	8,760	8,241	6,124	5,605
12/31/00	-6.67%	228,000	228,000	9,777	9,249	7,142	6,614
12/31/01	2.07%	228,000	228,000	11,720	11,135	9,084	8,499
12/31/02	2.56%	228,000	228,000	13,722	13,075	11,086	10,439
12/31/03	17.96%	228,000	228,000	18,228	17,414	15,592	14,778

MFS® Investors Trust Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	24.46%	$228,000	$228,000	$2,429	$2,105	$978	$654
12/31/97	29.78%	228,000	228,000	5,656	5,181	4,062	3,587
12/31/98	22.32%	228,000	228,000	9,215	8,582	6,579	5,946
12/31/99	6.69%	228,000	228,000	11,744	11,022	9,108	8,387
12/31/00	-0.15%	228,000	228,000	13,449	12,684	10,814	10,048
12/31/01	-15.95%	228,000	228,000	12,652	11,968	10,016	9,333
12/31/02	-20.96%	228,000	228,000	11,214	10,635	8,579	8,000
12/31/03	22.15%	228,000	228,000	15,839	15,080	13,204	12,444

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

MFS® Research Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	22.33%	$228,000	$228,000	$2,383	$2,062	$932	$611
12/31/97	20.26%	228,000	228,000	5,165	4,727	3,572	3,134
12/31/98	23.39%	228,000	228,000	8,695	8,103	6,060	5,467
12/31/99	24.05%	228,000	228,000	13,071	12,284	10,435	9,649
12/31/00	-4.85%	228,000	228,000	14,054	13,263	11,418	10,627
12/31/01	-21.25%	228,000	228,000	12,302	11,641	9,667	9,005
12/31/02	-24.54%	228,000	228,000	10,427	9,890	7,792	7,254
12/31/03	24.71%	228,000	228,000	15,202	14,479	12,566	11,843

MFS® Total Return Series

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	14.37%	$228,000	$228,000	$2,212	$1,903	$761	$452
12/31/97	21.30%	228,000	228,000	5,006	4,578	3,412	2,985
12/31/98	12.33%	228,000	228,000	7,710	7,180	5,074	4,545
12/31/99	3.08%	228,000	228,000	9,792	9,200	7,156	6,564
12/31/00	16.02%	228,000	228,000	13,433	12,697	10,798	10,061
12/31/01	0.25%	228,000	228,000	15,151	14,368	12,515	11,732
12/31/02	-5.17%	228,000	228,000	15,893	15,107	13,257	12,472
12/31/03	16.32%	228,000	228,000	20,484	19,520	17,848	16,885

Scudder VIT EAFE® Equity Index Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98	21.60%	$228,000	$228,000	$2,368	$2,047	$917	$596
12/31/99	27.60%	228,000	228,000	5,478	5,015	3,884	3,422
12/31/00	-16.66%	228,000	228,000	6,035	5,609	3,400	2,973
12/31/01	-24.69%	228,000	228,000	5,817	5,457	3,181	2,821
12/31/02	-21.60%	228,000	228,000	5,869	5,546	3,233	2,911
12/31/03	33.35%	228,000	228,000	10,238	9,752	7,602	7,116

Scudder VIT Equity 500 Index Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98	28.71%	$228,000	$228,000	$2,521	$2,190	$1,070	$739
12/31/99	20.39%	228,000	228,000	5,336	4,886	3,743	3,293
12/31/00	-9.24%	228,000	228,000	6,470	6,019	3,835	3,383
12/31/01	-12.18%	228,000	228,000	7,213	6,774	4,577	4,138
12/31/02	-22.31%	228,000	228,000	6,889	6,508	4,254	3,873
12/31/03	28.16%	228,000	228,000	11,128	10,586	8,492	7,950

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Scudder VIT Small Cap Index Fund

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98	-2.18%	$228,000	$228,000	$1,858	$1,574	$407	$123
12/31/99	20.16%	228,000	228,000	4,532	4,139	2,938	2,545
12/31/00	-3.87%	228,000	228,000	6,102	5,679	3,466	3,043
12/31/01	2.07%	228,000	228,000	8,060	7,582	5,424	4,946
12/31/02	-20.58%	228,000	228,000	7,718	7,298	5,082	4,662
12/31/03	46.42%	228,000	228,000	13,979	13,306	11,344	10,670

Strong Mid Cap Growth Fund II

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/97	29.75%	$228,000	$228,000	$2,543	$2,211	$1,092	$760
12/31/98	28.68%	228,000	228,000	5,752	5,270	4,158	3,677
12/31/99	89.88%	228,000	228,000	14,674	13,692	12,038	11,057
12/31/00	-14.84%	228,000	228,000	13,924	13,050	11,288	10,414
12/31/01	-30.77%	228,000	228,000	10,712	10,071	8,076	7,436
12/31/02	-37.55%	228,000	228,000	7,611	7,177	4,975	4,541
12/31/03	34.21%	228,000	228,000	12,591	11,953	9,955	9,317

Strong Opportunity Fund II

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	3.60%	$228,000	$228,000	$1,981	$1,688	$530	$237
12/31/95	25.82%	228,000	228,000	4,913	4,491	3,320	2,898
12/31/96	18.15%	228,000	228,000	8,016	7,467	5,381	4,831
12/31/97	25.45%	228,000	228,000	12,374	11,633	9,738	8,997
12/31/98	13.54%	228,000	228,000	16,057	15,168	13,422	12,532
12/31/99	34.91%	228,000	228,000	24,065	22,811	21,429	20,175
12/31/00	6.60%	228,000	228,000	27,380	25,999	24,745	23,364
12/31/01	-3.70%	228,000	228,000	27,885	26,514	25,249	23,878
12/31/02	-26.82%	228,000	228,000	21,421	20,383	18,785	17,747
12/31/03	37.01%	228,000	228,000	31,711	30,235	29,516	28,039

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Franklin Real Estate Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	2.89%	$228,000	$228,000	$1,966	$1,674	$515	$223
12/31/95	17.52%	228,000	228,000	4,553	4,159	2,960	2,565
12/31/96	32.82%	228,000	228,000	8,574	7,996	5,938	5,360
12/31/97	20.70%	228,000	228,000	12,563	11,814	9,927	9,178
12/31/98	-16.82%	228,000	228,000	11,819	11,157	9,183	8,521
12/31/99	-6.36%	228,000	228,000	12,622	11,958	9,986	9,323
12/31/00	31.59%	228,000	228,000	18,911	17,984	16,275	15,348
12/31/01	7.88%	228,000	228,000	22,205	21,158	19,570	18,523
12/31/02	2.07%	228,000	228,000	24,326	23,212	21,690	20,577
12/31/03	35.75%	228,000	228,000	35,349	33,783	33,153	31,588

Franklin Zero Coupon Fund—2010—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-10.97%	$228,000	$228,000	$1,670	$1,400	$219	$(51)
12/31/95	42.79%	228,000	228,000	5,172	4,729	3,578	3,135
12/31/96	-2.69%	228,000	228,000	6,800	6,323	4,164	3,688
12/31/97	16.57%	228,000	228,000	10,061	9,456	7,425	6,820
12/31/98	14.45%	228,000	228,000	13,554	12,812	10,918	10,176
12/31/99	-12.24%	228,000	228,000	13,318	12,626	10,683	9,990
12/31/00	18.72%	228,000	228,000	17,841	16,969	15,206	14,333
12/31/01	5.62%	228,000	228,000	20,605	19,637	17,969	17,002
12/31/02	20.10%	228,000	228,000	26,804	25,591	24,168	22,956
12/31/03	3.40%	228,000	228,000	29,334	28,036	27,138	25,840

Templeton Foreign Securities Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-2.22%	$228,000	$228,000	$1,857	$1,573	$406	$122
12/31/95	15.78%	228,000	228,000	4,356	3,976	2,762	2,383
12/31/96	24.04%	228,000	228,000	7,743	7,219	5,107	4,584
12/31/97	13.73%	228,000	228,000	10,876	10,231	8,240	7,596
12/31/98	9.08%	228,000	228,000	13,784	13,034	11,149	10,398
12/31/99	23.23%	228,000	228,000	19,151	18,175	16,515	15,540
12/31/00	-2.38%	228,000	228,000	20,259	19,263	17,623	16,627
12/31/01	-15.99%	228,000	228,000	18,310	17,435	15,675	14,799
12/31/02	-18.56%	228,000	228,000	16,151	15,398	13,515	12,763
12/31/03	32.21%	228,000	228,000	23,629	22,579	21,433	20,384

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 36	Death Benefit Option A
Stated Death Benefit $228,000	Annual Premium $2,600

Templeton Global Asset Allocation Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-2.96%	$228,000	$228,000	$1,841	$1,558	$390	$107
12/31/95	22.48%	228,000	228,000	4,604	4,205	3,011	2,612
12/31/96	18.93%	228,000	228,000	7,705	7,180	5,070	4,544
12/31/97	15.37%	228,000	228,000	10,994	10,339	8,359	7,703
12/31/98	6.10%	228,000	228,000	13,523	12,781	10,887	10,145
12/31/99	22.54%	228,000	228,000	18,722	17,762	16,087	15,126
12/31/00	0.04%	228,000	228,000	20,346	19,341	17,710	16,705
12/31/01	-9.95%	228,000	228,000	19,740	18,794	17,104	16,158
12/31/02	-4.39%	228,000	228,000	20,406	19,459	17,770	16,823
12/31/03	31.95%	228,000	228,000	29,183	27,878	26,987	25,683

Templeton Global Income Securities Fund—Class 2

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/94	-4.99%	$228,000	$228,000	$1,798	$1,518	$347	$67
12/31/95	14.68%	228,000	228,000	4,244	3,873	2,651	2,280
12/31/96	9.64%	228,000	228,000	6,687	6,231	4,051	3,596
12/31/97	2.47%	228,000	228,000	8,689	8,176	6,053	5,540
12/31/98	7.08%	228,000	228,000	11,195	10,597	8,559	7,962
12/31/99	-6.09%	228,000	228,000	12,077	11,472	9,441	8,836
12/31/00	4.14%	228,000	228,000	14,309	13,633	11,674	10,997
12/31/01	2.24%	228,000	228,000	16,335	15,597	13,699	12,961
12/31/02	21.15%	228,000	228,000	21,886	20,941	19,250	18,305
12/31/03	22.44%	228,000	228,000	28,844	27,635	26,649	25,440

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Performance Data

This chart represents past performance over the period shown, after deduction of underlying fund expenses, and deduction of variable account mortality and expense risk charges (deducted daily at an annual rate of 0.75%).

The returns do not reflect deductions for:

• monthly cost of insurance charges.	• rider charges.

• monthly administrative expense charges.	• policyholder transaction charges.

• percentage of premium expense charges.	• surrender charges.

If the returns had reflected the effect of such charges, performance would have been significantly lower.

AVERAGE ANNUAL RETURN USING ADJUSTED HISTORICAL

DATA FOR PERIOD ENDING 12/31/03

EXCLUDING COST OF INSURANCE, WITHDRAWAL & OTHER CHARGES (1)

FUND PORTFOLIO	1 Year	3 Years	5 Years	10 Years	Since Inception(2)	Inception Date (2)
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund	28.55%	(9.76)%	(1.38)%	7.13%	8.42%	05/05/1993
AIM V.I. Core Equity Fund	23.49%	(7.46)%	(2.19)%	—	8.65%	05/02/1994
AIM V.I. Government Securities Fund	0.28%	4.83%	4.29%	4.65%	4.65%	05/05/1993
AIM V.I. Growth Fund	30.26%	(16.34)%	(9.11)%	4.67%	5.33%	05/05/1993
AIM V.I. International Growth Fund**	28.10%	(6.64)%	(1.76)%	4.19%	5.58%	05/05/1993
AIM V.I. Premier Equity Fund	24.15%	(9.32)%	(4.02)%	7.68%	8.54%	05/05/1993
INVESCO VIF—Core Equity Fund	21.68%	(4.08)%	0.93%	—	9.75%	08/09/1994
INVESCO VIF—Technology Fund**	44.20%	(25.77)%	(4.38)%	—	2.00%	05/20/1997
INVESCO VIF—Utilities Fund	16.59%	(14.80)%	(5.23)%	—	3.92%	01/03/1995
The Alger American Fund
Alger American Balanced Portfolio	18.15%	0.04%	4.38%	9.82%	8.78%	09/05/1989
Alger American Growth Portfolio	34.15%	(7.91)%	(2.59)%	9.45%	12.63%	01/08/1989
Alger American Income & Growth Portfolio	28.87%	(9.17)%	0.76%	10.35%	9.87%	11/15/1988
Alger American Leveraged AllCap Portfolio	33.72%	(9.88)%	(0.70)%	—	14.91%	01/25/1995
Alger American MidCap Growth Portfolio	46.69%	(1.64)%	6.18%	11.99%	14.61%	05/03/1993
Alger American Small Capitalization Portfolio**	41.28%	(10.22)%	(5.73)%	2.87%	9.63%	09/20/1988
Dreyfus Funds
Dreyfus VIF—Appreciation Portfolio	20.26%	(3.64)%	(0.48)%	10.48%	10.34%	04/05/1993
Dreyfus VIF—Quality Bond Portfolio	4.16%	5.68%	5.31%	5.49%	7.16%	08/31/1990
The Dreyfus Socially Responsible Growth Fund, Inc.	25.06%	(12.16)%	(5.03)%	7.44%	7.99%	10/07/1993
Evergreen Variable Trust
Evergreen VA Foundation Fund	14.90%	(2.22)%	(0.63)%	—	5.72%	03/01/1996
Evergreen VA International Equity Fund** +	30.36%	(2.02)%	3.99%	—	2.45%	08/17/1998
Evergreen VA Special Values Fund**	28.55%	9.34%	11.74%	—	9.63%	05/01/1998
MFS® Variable Insurance TrustSM
MFS® Emerging Growth Series	29.25%	(17.53)%	(4.72)%	—	6.64%	07/24/1995
MFS® High Income Series	17.09%	6.49%	3.40%	—	5.23%	07/26/1995
MFS® Investors Trust Series	21.24%	(7.43)%	(3.60)%	—	6.75%	10/09/1995
MFS® Research Series	23.77%	(10.18)%	(3.37)%	—	6.11%	07/26/1995
MFS® Total Return Series	15.45%	2.64%	4.96%	—	10.50%	01/03/1995
Scudder Investment VIT Funds
Scudder EAFE® Equity Index Fund	32.36%	(8.35)%	(4.21)%	—	(1.52)%	08/22/1997
Scudder VIT Equity 500 Index Fund	27.21%	(5.10)%	(1.65)%	—	2.90%	10/01/1997
Scudder Small Cap Index** Fund	45.33%	5.09%	5.72%	—	4.76%	08/22/1997
Strong Funds
Strong Mid Cap Growth Fund II	33.21%	(17.22)%	(2.00)%	—	5.83%	12/31/1996
Strong Opportunity Fund II	35.98%	(1.90)%	5.99%	10.95%	12.78%	05/08/1992
Franklin Templeton Variable Insurance Products Trust
Franklin Real Estate Fund—Class 2	34.75%	13.49%	12.16%	10.65%	10.36%	01/24/1989
Franklin Zero Coupon Fund—2010—Class 2	2.63%	8.65%	5.66%	7.67%	9.67%	03/14/1989
Templeton Foreign Securities Fund—Class 2	31.23%	(4.01)%	0.95%	5.81%	7.80%	05/01/1992
Templeton Global Asset Allocation Fund—Class 2	30.97%	3.57%	6.05%	8.38%	9.46%	08/24/1988
Templeton Global Income Securities Fund—Class 2	21.53%	14.04%	7.40%	6.08%	6.94%	01/24/1989

FOOTNOTES

Investment return and principal value of each subaccount in the Titanium Investor Variable Universal Life Insurance Policy will fluctuate, so that the units in each Subaccount of the Titanium Universal Life Variable Account, when redeemed, may be worth more or less than their original cost. The Policies involve certain risks, including possible loss of principal. Data provided for any past period is not an indication or representation of future yields or rates of return.

(1) The Titanium Universal Life Variable Account’s average annual compounded total return figures using adjusted historical data are calculated as of the end of the periods shown, and assume that the Variable Account had been in existence and a Policy had been in force during the periods shown and not surrendered. Returns assume that all capital gains and dividends are reinvested. This chart represents past performance over the periods shown, after deduction of underlying fund expenses, and deduction of variable account mortality and expense risk charges (deducted daily at an annual rate of 0.75%). The returns do not reflect deductions for monthly cost of insurance charges, monthly administrative expense charges, percentage of premium expense charges, rider charges, policyholder transaction charges or surrender charges. The impact of these deductions depend on the age and rate class of the insured, the size and type of death benefit selected, the amount of premium paid, and other factors. IF THE RETURNS HAD REFLECTED THE EFFECT OF SUCH CHARGES, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. Please refer to the hypothetical illustrations to see examples of the effect on performance of the cost of insurance and other charges, based on various assumptions regarding the factors noted above. See the Hypothetical Illustrations, which reflect the deduction of all charges applicable to an actual policy. Please obtain a personalized illustration from your representative or our office showing the impact of the additional charges on your policy’s performance.

The Titanium Investor Variable Universal Life Insurance Policy commenced operations on 5/22/00. The adjusted historical performance data shown is calculated from the inception date of the underlying funds, not from the commencement date of the policy. Returns were derived by reducing the portfolio’s actual performance during the periods shown by the variable account mortality and expense risk charges discussed above that would have been imposed had the portfolios been in the Titanium Investor Variable Universal Life Insurance Policy during the period.

Performance numbers are based on values provided by fund companies and are assumed to be accurate. United Investors Life cannot, however, guarantee their accuracy.

(2) Total return for the period the portfolio has been available is shown in the Since Inception column. The Inception Date, the date the SEC declared the underlying find’s registration statement effective, is also shown.

DREYFUS VIF-MONEY MARKET PORTFOLIO: The current annualized yield of the Dreyfus VIF-Money Market Portfolio for the seven-day period ending 12/31/03 was -0.19%. For the same period, the effective yield was -0.19%. The yield on amounts held in the Dreyfus VIF-Money Market Portfolio normally will fluctuate on a daily basis. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

** There are additional risks associated with investing in SMALL CAPITALIZATION FUNDS (such as increased volatility, illiquidity, business risks, etc.), INTERNATIONAL FUNDS (such as currency, political, economic, foreign transaction, etc.) and TECHNOLOGY FUNDS (such as lack of commercial success, becoming quickly obsolete, greater volatility, etc.).

+ Prior to 12/05/03, the portfolio offered under this policy was the Evergreen VA Global Leaders Fund. On 12/05/03, that portfolio was merged into the Evergreen VA International Equity Fund. The performance shown reflects the returns that would have resulted if the Evergreen VA International Equity Fund had been offered under this policy since the Fund’s inception date.

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-09657

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding TITANIUM INVESTOR Variable Universal Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2004 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any withdrawals and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request to us (at our administrative office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Automatic Continuation of Benefits

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

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Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable subaccount’s unit value was arbitrarily set at $10.00 when the variable subaccount was established. The unit value is determined on each business day by multiplying the unit value for the variable subaccount on the prior business day by the variable subaccount’s net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable subaccount from one business day to the next. The net investment factor for any variable subaccount for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable subaccount determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable subaccount, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a per share charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable subaccount;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable subaccount, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge for the number of days since the last prior business day.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charges, the premium expense charges, the transaction charges and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

For Massachusetts residents, Item (b) is applicable to internal 1035 Exchanges only.

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Performance Data

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the portfolios or the variable subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable subaccount are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses (see the prospectuses for the underlying mutual fund portfolios), but does not reflect any of the policy level or variable account asset based charges, which if reflected would result in substantially lower performance figures. Performance figures for the variable subaccounts may reflect deduction of the mortality and expense risk charge, but may not reflect other policy level charges (such as the monthly deduction, premium expense charges, rider charges, transaction fees, or surrender charges) which if reflected would result in substantially lower performance figures.

In advertising and sales literature, the performance of each variable subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance or risk charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your policy.

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Other Information

Underwriters

United Securities Alliance, Inc. (“United Securities”), Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado, is the principal underwriter of the policies. The policies are offered to the public through registered representatives of United Securities and of other broker-dealers (“selling firms”) licensed under the federal securities laws and state insurance laws. Commissions are paid to United Securities for sales of the policies by its own sales representatives or by sales representatives of the selling firms.

We may pay the selling firms additional amounts for: (1) “preferred product” treatment of the policies in its marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm. We may make bonus payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

For each of the last three fiscal years, the following sales compensation was paid with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid*
2001	$4,325,484.68
2002	$5,150,459.76
2003	$3,333,365.06

*	Includes sales compensation paid to registered persons of United Securities or other selling firms. We have no information as to the amount retained by the principal underwriter.

The offering of the policies is continuous, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering of the policies at any time.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2003 and 2002 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003 and the balance sheets of the portfolios of Titanium Universal Life Variable Account as of December 31, 2003 and the related statements of operations and changes in net assets for each of the two years in the period the year ended December 31, 2003 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6678.

Actuarial matters included in the Prospectus and Statement of Additional Information have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

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Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable subaccount in which you have policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a withdrawal, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic report.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

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Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

United Investors Life Insurance Company

Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2003 and 2002, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement as required by new accounting guidance which became effective on October 1, 2003 and recorded the impact as a change in accounting principle. In addition, as described in Note 1 to the financial statements, United Investors changed its method of accounting for goodwill in 2002, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 29, 2004

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

(Dollar amounts in thousands expect per share data)

	2003	2002
ASSETS
INVESTMENTS:
Fixed maturities-available for sale, at fair value (amortized cost: 2003 - $799,801; 2002 - $715,754)	$861,965	$746,510
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	24,058	23,107
Other long-term investments	13,837	—
Short term investments	7,441	10,284

Total investments	1,147,713	1,020,313
Accrued investment income (includes amounts from affiliates: 2003 - $477; 2002 - $477)	14,974	13,353
Receivables	6,595	9,667
Due from affiliate (includes funds withheld on reinsurance: 2003 - $376,310; 2002 - $266,602)	379,096	266,602
Deferred acquisition costs	243,976	266,707
Value of insurance purchased	1,509	1,574
Goodwill	26,628	26,628
Property and equipment	201	278
Other assets	1,340	2,453
Separate account assets	1,693,900	1,656,795

Total assets	$3,515,932	$3,264,370

(continued)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

(Dollar amounts in thousands expect per share data)

	2003	2002
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2003 - $381,364: 2002 - $276,743)	$957,743	$837,455
Unearned and advance premiums	2,162	2,317
Other policy benefits	10,456	8,889

Total policy liabilities	970,361	848,661
Accrued income taxes	135,221	110,193
Other liabilities	14,254	13,670
Due to affiliates	3	507
Separate account liabilities	1,693,900	1,656,795

Total liabilities	2,813,739	2,629,826
SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,476	351,408
Accumulated other comprehensive income	34,981	17,074
Retained earnings	312,736	263,062

Total shareholders’ equity	702,193	634,544

Total liabilities and shareholders’ equity	$3,515,932	$3,264,370

(concluded)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
REVENUE:
Premium income	$83,724	$86,357	$86,958
Policy charges and fees	53,452	61,845	82,445
Net investment income (includes amounts from affiliates (2003 - $16,281; 2002 - $16,109; 2001 - $16,385)	71,701	66,213	64,313
Realized investment gains (losses)	(3,262)	(8,061)	320
Other income	26,843	14,380	23,302

Total revenue	232,458	220,734	257,338
BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,430	67,228	67,130
Annuity	31,661	28,646	28,473

Total policy benefits	99,091	95,874	95,603
Amortization of deferred acquisition costs and value of insurance purchased	32,262	40,021	55,597
Commissions and premium taxes	6,589	6,855	8,611
Other operating expenses	8,285	10,584	10,029

Total benefits and expenses	146,227	153,334	169,840

Income before income taxes and cumulative effect of change in accounting principles	86,231	67,400	87,498
Income taxes	22,703	14,266	20,473

Net income before the cumulative effect of change in accounting principles	63,528	53,134	67,025
Cumulative effect of change in accounting principles (less applicable income tax benefit of $7,025 in 2003 and income tax benefit of $2,156 in 2001	13,046	—	(4,004)

Net income	$76,574	$53,134	$63,021

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
Net income	$76,574	$53,134	$63,021
Other comprehensive income:
Unrealized investment gains:
Unrealized investment gains on securities:
Unrealized holding gains arising during period	32,597	18,557	19,297
Reclassification adjustment for gains (losses) on securities included in net income	(2,972)	8,061	(441)
Reclassification adjustment for change in accounting principle	—	—	6,160
Reclassification adjustment for amortization of premium	1,782	586	91

	31,407	27,204	25,107
Unrealized gains on other investments	—	—	(9)
Unrealized (losses), adjustment to deferred acquisition costs	(3,858)	(3,766)	(6,430)

Total unrealized gains	27,549	23,438	18,668
Applicable income tax	(9,642)	(8,203)	(6,533)

Other comprehensive income	17,907	15,235	12,135

Comprehensive income	$94,481	$68,369	$75,156

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended December 31, 2001
Balance at January 1, 2001	$3,000	$350,762	$(10,296)	$222,707	$566,173
Comprehensive income			12,135	63,021	75,156
Dividends				(30,000)	(30,000)
Exercise of stock options		609			609

Balance at December 31, 2001	3,000	351,371	1,839	255,728	611,938
Year Ended December 31, 2002
Comprehensive income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	3,000	351,408	17,074	263,062	634,544
Year Ended December 31, 2003
Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

Balance at December 31, 2003	$3,000	$351,476	$34,981	$312,736	$702,193

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands)

	2003	2002	2001
OPERATING ACTIVITIES:
Net income	$76,574	$53,134	$63,021
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	104,166	9,382	(10,632)
Increase in other policy liabilities	1,412	752	688
Deferral of policy acquisition costs	(13,324)	(23,270)	(44,350)
Amortization of deferred acquisition costs and value of insurance purchased	32,262	40,021	55,597
Change in accrued income taxes	15,277	(4,212)	34,661
Depreciation	93	90	100
Realized (gains) losses on sale of investments and properties	3,262	8,061	(320)
Change in accounting principle	(20,071)	—	6,160
Change in funds withheld on reinsurance	(109,708)	7,614	10,543
Other accruals and adjustments	(1,126)	3,384	1,693

Cash provided from operations	88,817	94,956	117,161
INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale-sold	36,156	101,100	163,665
Fixed maturities available for sale-matured, called and repaid	60,741	32,724	38,743

Total investments sold or matured	96,897	133,824	202,408
Acquisition of investments:
Fixed maturities-available for sale	(179,755)	(212,898)	(270,083)
Net increase in policy loans	(951)	(1,416)	(423)

Total acquistion of investments	(180,706)	(214,314)	(270,506)
Net decrease in short-term investments	2,843	7,284	6,805
Net change in payable of receivable for securities	2,943	98	(26,940)
Funds loaned to affiliates	(106,000)	(65,700)	(108,700)
Funds repaid by affiliates	106,000	65,700	108,700
Funds borrowed from affiliates	112,000	71,500	45,600
Funds repaid to affiliates	(112,000)	(71,500)	(45,600)
Disposition of property and equipment	—	—	11
Additions of properties	(16)	(8)	(149)

Cash used for investment activities	(78,039)	(73,116)	(88,371)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(26,900)	(45,800)	(30,000)
Net receipts (disbursements) from deposit product operations	16,122	23,960	(20,429)

Cash used for financing activities	(10,778)	(21,840)	(50,429)

INCREASE (DECREASE) IN CASH:
Cash at beginning of year	—	—	(21,639)
Cash at end of year	—	—	21,639

	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND 2002 AND FOR THE YEARS ENDED

DECEMBER 31, 2003, 2002, AND 2001

(Dollar amounts in thousands except per share data)

l.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining deferred acquisition costs, value of insurance purchased, the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly-owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and non-redeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If a decline in the fair market value of an investment is deemed other than temporary, such impairment is treated as a realized loss and the investment’s cost basis is adjusted to fair market value. Investment income on other-than-temporarily impaired investments which are past due is not recorded until received.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2003, 2002, and 2001 included approximately $35,211, $34,521, and $35,461, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments with similar maturities. Fair value of future benefits for universal life, current interest products, and annuity products are based on the fund value. Policy loans are an integral part of the life insurance policies which United Investors has in force and cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products according to SFAS No. 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred and recorded as value of insurance purchased.

Deferred acquisition costs and the value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, morbidity, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to insure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of United Investors. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s Statements of Operations and Cash Flows. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). It was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as an “Other Invested Asset” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company.

Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 Statement of Operations. In the fourth quarter of 2003, United Investors recorded the change in the fair value of this derivative and has reflected this decrease of $6,324 as a component of realized investment gains.

Asset-Backed Securities—United Investors adopted new accounting guidance, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (“EITF 99-20”), effective April 1, 2001. EITF 99-20 changed the method of accounting for most of United Investors’ asset-backed securities, and also set forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

In accordance with this guidance, in 2001, United Investors evaluated the expected cash flows on its asset-backed securities under EITF 99-20. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from three to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Effective January 1, 2002, United Investors adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.142 changed the accounting for goodwill from an amortization method to an impairment method. Accordingly, the Company ceased amortizing goodwill in 2002 and continues to carry it at the December 31, 2001 balance of $26,628. Restatement of prior year results to exclude the amortization of goodwill for comparability is not permitted. Goodwill amortization was $946 in 2001. Goodwill is subject to impairment testing upon implementation and annually thereafter based on the procedures outlined in SFAS No. 142.

In accordance with SFAS No. 142, United Investors has tested goodwill as of January 1, 2002 and annually thereafter for impairment. As a result of these tests, United Investors determined that there was no goodwill impairment.

The pro forma effect of the adoption of SFAS No. 142 on reported earnings is as follows:

Reported net income	$76,574	$53,134	$63,021
Add: amortization of goodwill	—	—	946

Adjusted net income	$76,574	$53,134	$63,967

Guaranteed Minimum Policy Benefits—The American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contract and for Separate Accounts (“SOP 03-1”). This Statement is effective for United Investors beginning January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue affecting United Investors is the accounting for policy liabilities for certain guaranteed minimum death benefits. United Investors has determined that this accounting change will result in a charge to earnings of $7,163 net of tax in 2004 to establish the required additional liability. This change will be recorded as the cumulative effect of a change in accounting principle.

In future periods, United Investors does not believe that the provision for guaranteed minimum death benefits will have a material impact on its operations. However, the liability for guaranteed minimum policy benefits is highly dependent on the performance of financial markets, whereby poor market performance in the future could increase United Investors’ obligations.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS No. 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2003	2002	2001
Net income as reported	$76,574	$53,134	$63,021
After tax effect of stock-based compensation, fair value method	(98)	(100)	(231)

Pro forma net income	$76,476	$53,034	$62,790

Reclassifications—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders’ equity on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Shareholders’ Equity at December 31,
2003	2002	2001	2003	2002
$63,047	$18,452	$38,769	$206,276	$158,234

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2003 in compliance with all regulations were $495,917. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $64.0 million in 2004, which represents net income on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2003 and 2002.

3.	INVESTMENTS

Investment income is summarized as follows:

	Year Ended December 31,
	2003	2002	2001
Fixed maturities	$53,899	$48,937	$46,336
Policy loans	1,654	1,571	1,561
Other long-term investments	2,009	43	114
Short-term investments	181	212	1,057
Interest and dividends from affiliates	16,281	16,106	16,385

	74,024	66,869	65,453
Less investment expense	(2,323)	(656)	(1,140)

Net investment income	$71,701	$66,213	$64,313

Analysis of gains (losses) from investments:
Realized investment gains (losses):
Fixed maturities	$2,972	$(8,061)	$320
Change in derivative value	(6,234)	—	—

	$(3,262)	$(8,061)	$320

Analysis of change in unrealized gains:
Net change in unrealized investment gains on fixed maturities available for sale before tax	$31,407	$27,204	$25,107
Net change in unrealized gains on equity securities	—	—	—
Net change in unrealized investment gains on short-term investments before tax	—	—	(9)
Adjustment for deferred acquisition costs	(3,858)	(3,766)	(6,430)
Applicable tax	(9,642)	(8,203)	(6,533)

Net change in unrealized gains on investments available for sale	$17,907	$15,235	$12,135

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2003 and 2002 as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2003:
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$5,466	$319	$(1)	$5,784
GNMA’s	11,783	1,050	—	12,833
Other mortgage-backed securities	5,411	689	—	6,100
States, municipalities and political subdivisions	—	—	—	—
Foreign governments	1,273	339	—	1,612
Public utilities	109,757	8,252	(476)	117,533
Industrial and miscellaneous	542,590	43,167	(2,198)	583,559
Asset-backed securities	5,978	171	(135)	6,014
Redeemable preferred stocks	117,543	11,866	(879)	128,530

Total fixed maturities	$799,801	$65,853	$(3,689)	$861,965

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2002:
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$13,054	$622	$—	$13,676
GNMA’s	20,809	1,875	—	22,684
Other mortgage-backed securities	6,546	809	—	7,355
States, municipalities and political subdivisions	539	12	—	551
Foreign governments	1,416	177	(12)	1,581
Public utilities	102,961	5,494	(4,884)	103,571
Industrial and miscellaneous	486,463	33,677	(8,779)	511,361
Asset-backed securities	1,243	196	—	1,439
Redeemable preferred stocks	82,723	4,287	(2,718)	84,292

Total fixed maturities	$715,754	$47,149	$(16,393)	$746,510

A schedule of fixed maturities by contractual maturity at December 31, 2003 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$20,300	$20,496
Due after one year through five years	136,573	149,737
Due after five years through ten years	213,006	236,759
Due after ten years	406,750	430,027

	776,629	837,019
Mortgage-backed and asset-backed securities	23,172	24,946

	$799,801	$861,965

Proceeds from sales of fixed maturities available for sale were $36,156 in 2003, $101,100 in 2002, and $163,665 in 2001. Gross gains realized on these sales were $4,610 in 2003, $8,004 in 2002, and $6,296 in 2001. Gross losses realized on these sales were $2,363 in 2003, $1,258 in 2002, and $969 in 2001.

No sales of equity securities occurred in 2003, 2002, and 2001.

During the years ended December 31, 2003, 2002, and 2001, United Investors realized losses of $0, $14,617, and $1,087, respectively, related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

The following table discloses unrealized investment losses by class of investment at December 31, 2003. United Investors considers these investments to be only temporarily impaired.

Analysis of Gross Unrealized Investment Losses

At December 31, 2003

	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

U.S. Government and agency	$446	$1	$—	$—	$446	$1
Corporates	106,399	2,631	17,445	1,057	123,844	3,688

Total fixed maturities	$106,845	$2,632	$17,445	$1,057	$124,290	$3,689

United Investors maintains a “watchlist” of all securities upon which are reported those investments that have a fair value less than 80% of book value, have a National Association of Insurance Commissioners (“NAIC”) designation of 5 or 6, or were previously impaired and written down. Securities on this list are reviewed and tested for impairment at least quarterly. At December 31, 2003, securities of three issuers were on this list with a fair value of $9 million and a book value of $6.7 million. Securities of 1 issuer with a fair value of $2.7 million and a book value of $3.3 million were in this position for more than a year. As of December 31, 2003, United Investors has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

	2003		2002		2001
	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased
Balance at beginning of year	$266,707	$1,574	$286,260	$2,539	$296,073	$10,403
Additions:
Deferred during period:
Commissions	17,245	—	14,889	—	27,122	—
Return of commissions (1)	(10,857)	—	—	—	—	—
Other expenses	6,936	—	8,380	—	17,228	—

Total deferred	13,324	—	23,269	—	44,350	—
Deductions:
Amortized during period	(32,197)	(65)	(39,056)	(965)	(47,733)	(7,864)
Adjustment attributable to unrealized investment gains (2)	(3,858)	—	(3,766)	—	(6,430)	—

Total deductions	(36,055)	(65)	(42,822)	(965)	(54,163)	(7,864)

Balance at end of year	$243,976	$1,509	$266,707	$1,574	$286,260	$2,539

(1)	In 2003, $10.9 million in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.

(2)	Represents amounts pertaining to investments relating to universal life-type products.

The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $92, $137, and $262 for the years ended December 31, 2003, 2002, and 2001, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2001 to 2003. The estimated amount of the unamortized value of business purchased balance at December 31, 2002 to be amortized during each of the next five years is: 2004, $60; 2005, $58; 2006, $56; 2007, $53 and 2008, $51.

In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2003		2002
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$500	$579	$423
Furniture and office equipment	1,075	969	1,075	953

Total	$1,670	$1,469	$1,654	$1,376

Depreciation expense on property and equipment was $93, $90, and $100 for each of the years 2003, 2002, and 2001, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2003 is as follows:

Individual Life Insurance
Interest assumptions:
Years of Issue	Interest Rates	Percent of Liability
1962 - 2003	3.00% to 6.00%	27%
1986 - 1992	7.00% graded to 6.00%	23%
1962 - 1985	8.50% graded to 6.00%	1%
1981 - 1985	8.50% graded to 7.00%	1%
1984 - 2003	Interest sensitive	48%

100%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2003	2002	2001
Operating income	$22,703	$14,266	$20,473
Shareholders’ equity:
Unrealized investment gains	9,642	8,203	6,533
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(68)	(37)	(609)
Change in accounting principle	7,025	—	(2,156)
Other	—	—	1,655

	$39,302	$22,432	$25,896

Income tax expense is summarized below:

	Year Ended December 31,
	2003	2002	2001
Current income tax expense	$20,053	$3,602	$4,961
Deferred income tax expense	2,650	10,664	15,512

	$22,703	$14,266	$20,473

The effective income tax rate differed from the expected statutory rate of 35% in 2003, 2002, and 2001 as shown below:

	Year Ended December 31,
	2003	%	2002	%	2001	%
Expected income taxes	$30,181	35%	$23,589	35%	$30,624	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(7,484)	(9)	(9,328)	(14)	(10,498)	(12)
Goodwill amortization					331
Other	6	—	5	—	16	—

Income taxes	$22,703	26%	$14,266	21%	$20,473	23%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2003	2002	2001
Deferred tax assets:
Present value of future policy surrender charges	$20,181	$24,704	$32,821
Other liabilities, principally due to the current nondeductibility for tax purposes of certain accrued expenses	—	—	1,036

Total gross deferred tax assets	20,181	24,704	33,857
Deferred tax liabilities:
Unrealized investment gains	18,836	9,194	990
Future policy benefits and unearned and advance premiums	42,090	42,948	31,151
Deferred acquisition costs	68,431	71,192	79,463
Other	19,959	11,188	13,205

Total gross deferred tax liabilities	149,316	134,522	124,809

Net deferred tax liability	$129,135	$109,818	$90,952

The net deferred tax liability is included as a component of accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account. A current tax expense will be recognized in the future if and when it becomes probable that all or a portion of the policyholders’ surplus account will become taxable.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also an unfunded, nonqualified, excess benefit plan which covers certain employees. The plans cover employees of United Investors as well as other Torchmark affiliates. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans
2003	$82	$188
2002	87	106
2001	83	77

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the qualified pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Plan assets in the funded plans consist primarily of investments in marketable long-term fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of the Liberty National and TMK defined benefit pension plans by component for the years ended December 31, 2003 and 2002.

Pension Assets by Component

(Dollar amounts in thousands)

	December 31, 2003		December 31, 2002
	Amount	%	Amount	%
Corporate debt	$62,278	38.5	$53,556	40.4
Other fixed maturities	2,078	1.3	11,285	8.5
Equity securities	70,015	43.3	33,959	25.6
Securities of Torchmark	13,273	8.2	12,682	9.6
Short-term investments	8,669	5.4	16,886	12.7
Annuity contract issued by Torchmark	3,759	2.3	3,278	2.5
Other	1,660	1.0	949	0.7

Total assets	$161,732	100.0	$132,595	100.0

The increase in pension assets during 2003 resulted primarily from improved financial markets and a $10.4 million contribution during the period.

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated investment grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	0	0	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2003, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase.

TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions

For Benefit Obligations at December 31:
	2003	2002
Discount Rate	6.25%	6.75%
Rate of Compensation Increase	4.00	4.50

For Periodic Benefit Cost for the Year:
	2003	2002	2001
Discount Rate	6.75%	7.25%	7.50%
Expected Long-Term Returns	8.75	9.25	9.25
Rate of Compensation Increase	4.25	4.50	4.50

The expected long-term rate of return on plan assets is Liberty National and TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2003	2002	2001
Service cost - benefits earned during period	$992	$740	$713
Interest cost on projected benefit obligation	1,859	1,726	1,579
Expected return on assets	(2,038)	(1,805)	(1,727)
Net amortization and deferral	443	47	(51)

Total net periodic cost	1,256	708	514
Periodic cost allocated to other participating employers	1,068	602	437

UILIC’s net periodic cost	$188	$106	$77

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2003	2002
Changes in benefit obligation:
Obligation at the beginning of year	$26,863	$22,121
Service cost	992	740
Interest cost	1,859	1,726
Actuarial (gain) loss	3,571	3,321
Benefits paid	(1,959)	(1,045)

Obligation at the end of year	31,326	26,863
Changes in plan assets:
Fair value at the beginning of year	22,447	20,964
Return on assets	5,646	(787)
Contributions	1,548	3,315
Benefits paid	(1,959)	(1,045)

Fair value at the end of year	27,682	22,447

Funded status at year-end	(3,644)	(4,416)
Unrecognized amounts at year-end:
Unrecognized actuarial loss	5,919	6,413
Unrecognized prior service cost	166	151

Net amount recognized at year-end	$2,441	$2,148

Amounts recognized consist of:
Prepaid benefit cost	$2,441	$2,148
Accrued benefit liability	—	—

Net amount recognized at year-end	2,441	2,148
Net amount recognized allocated to other participating employers	2,061	1,812

UILIC’s net amount recognized at year-end	$380	$336

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation – Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1 – Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2003, 2002, and 2001:

	2003	2002	2001
Risk-free interest rate	2.8%	3.1%	4.5%
Dividend yield	1.0%	1.0%	0.9%
Volatility factor	25.8%	30.1%	31.7%
Weighted average expected life (in years)	4.48	4.51	4.75

The weighted average fair value of options granted during the years ended December 31, 2003, 2002, and 2001 were $10.52, $10.33, and $13.00, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2003		2002		2001
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding - beginning of year	89,836	$35.98	84,014	$35.47	119,521	$30.38
Granted	11,500	44.89	14,000	37.44	30,271	39.85
Exercised	(13,053)	32.27	(8,178)	33.28	(65,778)	28.23
Expired	—	—	—	—	—	—

Outstanding - end of year	88,283	$37.69	89,836	$35.98	84,014	$35.47

At December 31, 2003, United Investors had 55,783 exercisable options with a weighted average exercise price of $36.20. The weighted average remaining life of outstanding stock options was 7.38 years at December 31, 2003.

At December 31, 2003, 2002, and 2001, there were approximately 2,786,000, 3,860,000 and 5,024,000 respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amount of these commissions was $5,369, $5,428, and $5,056 in 2003, 2002, and 2001, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,694 in 2003, $1,759 in 2002, and $1,852 in 2001.

TMK performed certain administrative services for United Investors for which it was charged $504 in 2003, $660 in 2002, and $720 in 2001.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe, and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $139 is included in the accompanying financial statements.

During 2001, United Investors loaned, in a series of notes, $108,700 to United American, TMK, Globe and American Income Life Insurance Company, which are affiliated companies. These notes had interest rates ranging from 4% to 6% and were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National, and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

During 2001, United Investors borrowed, in a series of notes, $45,600 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2001 and had interest rates ranging from 4% to 6%. The interest expense related to these notes of $230 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $376,310 and $266,602 at December 31, 2003 and 2002, respectively. Interest income totaled $26,843, $14,380, and $23,302 in 2003, 2002, and 2001, respectively, and is included in investment income in the accompanying financial statements. The reserve for annuity balances assumed in connection with this business totaled $381,364 and $276,743 as of December 31, 2003 and 2002, respectively. United Investors reimbursed United American for administrative expense in the amount of $1,600, $501, and $422 in 2003, 2002, and 2001, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2003.

United Investors owns 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A. Dividend income, on these shares, was $15,966 in 2003, $15,966 in 2002, and $15,966 in 2001.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance – United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2003 and less than 3% of premium income for 2003. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against Waddell & Reed Financial, Inc (“WDR”). WDR is a former distributor of United Investors’ variable annuities. The dispute involved certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50 million verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investors’ existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitated a remand to the trial court on the remaining claims.

On United Investors’ petition for rehearing, the Alabama Supreme Court issued a July 1, 2003 revised opinion affirming the trial jury’s verdict for United Investors on WDR’s claims for unjust enrichment, breach of contract and fraud and also affirmed a separate ruling by the trial judge that there was no contract between United Investors and WDR as alleged by WDR. The Supreme Court left intact its earlier decisions reversing and rendering the two claims that should not have been submitted to the jury and remanding the remaining claims to the trial court. After the Supreme Court’s denial of WDR’s petition for rehearing and its remand of the case to the trial court with a clarifying opinion, United Investors filed a motion for summary judgment in this case with the trial court. Subsequently, on October 22, 2003, WDR delivered to United Investors $12.8 million, the amount of disputed commissions WDR had previously withheld from United Investors, plus interest. Based upon the delivery of this check, WDR moved for summary judgment in the Alabama trial court. The Alabama trial court denied WDR’s motion for summary judgment in November 2003 and United Investors continued to pursue its remaining claims against WDR in the Alabama Circuit Court. On March 17, 2004, a jury returned a verdict totaling $45 million in favor of United Investors against three WDR corporate entities. WDR has announced that it will appeal the verdict

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (2%); investment-grade corporate bonds (66%); preferred stock in affiliates (21%); non-investment-grade securities (7%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2003, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitation services (14%); depository institutions (13%); insurance carriers (9%); non-depository credit institutions (6%); transportation equipment (4%); and industrial/commercial machinery and computer equipment (3%). At year-end 2003, 7% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $80.4 million, amortized cost was $78.6 million, and market value was $83.5 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows as required by GAAP:

	2003	2002	2001
Paid-in capital from tax benefit for stock option exercises	$68	$37	$609

The following table summarizes certain amounts paid (refunded) during the period:

	Year Ended December 31,
	2003	2002	2001
Income taxes	$14,274	$18,440	$(16,952)
Interest	316	132	230

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2003
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,180	7%	$—	—%	$6,180	7%
Waddell & Reed	54,063	65	—	—	54,063	65
Liberty National	17,185	21	—	—	17,185	21
United American	248	—	215	100	463	—
Globe Direct Response	5,833	7	—	—	5,833	7

	$83,509	100%	$215	100%	$83,724	100%

	For the Year 2002
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,909	6.9%	$—	—%	$5,909	6.8%
Waddell & Reed	57,562	66.8	—	—	57,562	66.7
Liberty National	15,301	17.8	—	—	15,301	17.7
United American	197	0.2	238	100	435	0.5
Globe Direct Response	7,150	8.3	—	—	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

	For the Year 2001
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,973	6.9%	$—	—%	$5,973	6.9%
Waddell & Reed	61,693	71.2	—	—	61,693	70.9
Liberty National	12,746	14.7	—	—	12,746	14.7
United American	163	0.2	339	100.0	502	0.6
Globe Direct Response	6,044	7.0	—	—	6,044	6.9

	$86,619	100.0%	$339	100.0%	$86,958	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenue	105,894	58,125	71,701	—	235,720
Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	8,285	8,285

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment gains/losses and deferred acquisition cost adjustment					(3,262)

Pretax operating income					$86,231

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$—	$—	$86,357
Policy charges and fees	22,927	38,918	—	—	61,845
Net investment income	—		66,213	—	66,213
Other income	—	14,380	—	—	14,380

Total revenue	109,046	53,536	66,213	—	228,795
Benefits and expenses:
Policy benefits	67,228	28,646	—	—	95,874
Required reserve interest	(21,289)	(13,232)	34,521	—
Amortization of acquisition costs	22,454	17,567	—	—	40,021
Commissions and premium taxes	6,611	244	—	—	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	—

Total expenses	84,856	40,511	17,383	—	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	—	86,045
Administrative expenses	—	—	—	10,584	10,584

Measure of segment profitability	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment gains/losses and deferred acquisition cost adjustment					(8,061)

Pretax operating income					$67,400

	For the Year 2001
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,619	$339	$—	$—	$86,958
Policy charges and fees	22,984	59,461	—	—	82,445
Net investment income	—	—	64,313	—	64,313
Other income	—	23,302	—	—	23,302

Total revenue	109,603	83,102	64,313	—	257,018
Benefits and expenses:
Policy benefits	67,130	28,473	—	—	95,603
Required reserve interest	(21,001)	(14,460)	35,461	—
Amortization of acquisition costs	22,409	33,188	—	—	55,597
Commissions and premium taxes	6,308	2,303	—	—	8,611
Required interest on acquisition costs	10,252	8,417	(18,669)	—

Total expenses	85,098	57,921	16,792	—	159,811

Underwriting income before other income and administrative expense	24,505	25,181	47,521	—	97,207
Administrative expenses	—	—	—	9,083	9,083
Goodwill amortization	—	—	—	946	946

Measure of segment profitability	$24,505	$25,181	$47,521	$(10,029)	87,178

Realized investment gains/losses and deferred acquisition cost adjustment					320

Pretax operating income					$87,498

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2003
	Life	Annuity	Investment	Other	Total
Cash and invested assets	—	—	$1,147,713	—	$1,147,713
Accrued investment income	—	—	14,974	—	14,974
Deferred acquisition cost	$142,790	$101,186	—	—	243,976
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,693,900	—	—	1,693,900
Other assets	—	—	—	388,741	388,741

Total assets	$142,790	$1,795,086	$1,162,687	$415,369	$3,515,932

	December 31, 2002
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,020,313	$—	$1,020,313
Accrued investment income	—	—	13,353	—	13,353
Deferred acquisition cost	133,646	122,118	—	—	255,764
Goodwill	—	—	—	26,628	26,628
Separate account assets	—	1,656,795	—	—	1,656,795
Other assets	—	—	—	291,517	291,517

Total assets	$133,646	$1,778,913	$1,033,666	$318,145	$3,264,370

* * * * * *

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Titanium Universal Life Variable Account:

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the AIM V.I. Capital Appreciation Fund, the AIM V.I. Growth Fund, the AIM V.I. Core Equity Fund, the AIM V.I. International Growth Fund, the AIM V.I. Premier Equity Fund, the Alger American Income and Growth Portfolio, the Alger American Leveraged AllCap Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio, the Scudder VIT EAFE® Equity Index Fund, the Scudder VIT Small Cap Index Fund, the Scudder VIT Equity 500 Index Fund, the Dreyfus VIF Appreciation Portfolio, the Dreyfus VIF Money Market Portfolio, the Dreyfus VIF Quality Bond Portfolio, the Dreyfus Socially Responsible Growth Fund, the Evergreen VA Equity Index Fund, the Evergreen VA Foundation Fund, the Evergreen VA International Equity Fund, the Evergreen VA Special Values Fund, the INVESCO VIF Core Equity Fund, the INVESCO VIF Technology Fund, the INVESCO VIF Utilities Fund, the MFS® Emerging Growth Series, the MFS® Investors Trust Series, the MFS® Research Series, the MFS® Total Return Series, the Strong Mid Cap Growth Fund II, the Strong Opportunity Fund II, the Templeton Global Asset Allocation Fund, and the Templeton Foreign Securities Fund that comprise the United Investors Titanium Universal Life Variable Account (the “Universal Life Variable Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2003 by correspondence with the respective portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2003, and the results of their respective operations and changes in net assets for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 29, 2004

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2003

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
ASSETS
Investment in mutual funds (Note 2)	$553,814	$710,707	$425,730	$280,576	$662,485	$558,932	$903,628	$990,509	$299,887	$942,287	$137,339	$212,251
Receivables	410	—	—	—	—	—	—	—	—	—	—	—

Total assets	554,224	710,707	425,730	280,576	662,485	558,932	903,628	990,509	299,887	942,287	137,339	212,251

LIABILITIES

Mortality and expense risk charge payable to sponsor (Note 4)	102	130	78	52	122	103	166	181	55	173	26	39
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	102	130	78	52	122	103	166	181	55	173	26	39

Net assets (Note 3)	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212

EQUITY
Equity of contract owners	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212

Total equity	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212

Accumulation units outstanding	81,280	145,113	58,934	38,238	98,607	72,119	143,768	101,061	48,178	136,550	18,811	17,825

Net assets value per unit	$6.82	$4.90	$7.22	$7.34	$6.72	$7.75	$6.28	$9.80	$6.22	$6.90	$7.30	$11.91

Cost of invested assets	$524,741	$682,437	$392,768	$256,061	$639,518	$517,803	$855,436	$836,070	$257,298	$870,188	$114,671	$173,448

												(Continued	)

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2003

	Scudder VIT EQ 500 INDEX	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities
ASSETS
Investment in mutual funds (Note 2)	$29,838	$257,325	$577,458	$523,961	$305,519	$—	$33,197	$86,251	$715,546	$425,196	$822,975	$178,436
Receivables	—	—	—	—	—	—	—	—	—	—	—	—

Total assets	29,838	257,325	577,458	523,961	305,519	—	33,197	86,251	715,546	425,196	822,975	178,436

LIABILITIES
Mortality and expense risk charge payable to sponsor (Note 4)	6	47	106	97	56	—	7	16	131	78	150	33
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	6	47	106	97	56	—	7	16	131	78	150	33

Net assets (Note 3)	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403

EQUITY
Equity of contract owners	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403

Total equity	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403

Accumulation units outstanding	2,821	28,876	53,797	40,288	48,580	—	3,601	10,375	45,770	46,403	251,420	27,575

Net assets value per unit	$10.57	$8.91	$10.73	$13.00	$6.29	$—	$9.22	$8.31	$15.63	$9.16	$3.27	$6.47

Cost of invested assets	$29,205	$239,525	$577,464	$519,463	$301,454	$—	$31,476	$80,254	$606,557	$402,400	$834,901	$177,373

												(Continued	)

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2003

	MFS® Emerging Growth	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities	Total
ASSETS
Investment in mutual funds (Note 2)	$563,639	$133,377	$115,879	$506,076	$585,592	$688,563	$146,325	$178,281	$13,551,579
Receivables	—	—	—	—	—	—	—	—	410

Total assets	563,639	133,377	115,879	506,076	585,592	688,563	146,325	178,281	13,551,989

LIABILITIES
Mortality and expense risk charge payable to sponsor (Note 4)	104	25	21	93	107	127	27	33	2,491
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	104	25	21	93	107	127	27	33	2,491

Net assets (Note 3)	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248	$13,549,498

EQUITY
Equity of contract owners	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248	$13,549,498

Total equity	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248	$13,549,498

Accumulation units outstanding	109,792	16,500	16,705	41,586	110,586	72,311	12,573	19,104

Net assets value per unit	$5.13	$8.08	$6.94	$12.17	$5.29	$9.52	$11.64	$9.33

Cost of invested assets	$552,165	$124,371	$110,939	$464,616	$586,047	$604,145	$122,906	$159,871	$12,645,571

See notes to financial statements.									(Concluded	)

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index	Scudder VIT EQ 500 INDEX	Dreyfus VIF Appreciation
Dividend/interest income (Note 2)	$—	$—	$3,520	$1,323	$1,798	$1,204	$—	$—	$—	$—	$3,730	$1,214	$—	$3,237
Expense paid to Sponsor (Note 4)—Mortality and expense risk charge	3,023	3,673	2,348	1,546	3,788	2,958	5,037	5,218	1,449	5,059	704	1,040	7	1,322
Contract maintenance charges:
Administration fees	9,706	12,886	7,276	5,000	8,568	9,884	13,614	15,515	4,993	14,276	1,631	3,233	1	3,927
Cost of insurance	90,197	119,465	73,573	42,220	88,944	95,981	139,082	164,534	42,448	139,524	18,206	33,967	40	41,335

Total	102,926	136,024	83,197	48,766	101,300	108,823	157,733	185,267	48,890	158,859	20,541	38,240	48	46,584

Net investment losses	(102,926)	(136,024)	(79,677)	(47,443)	(99,502)	(107,619)	(157,733)	(185,267)	(48,890)	(158,859)	(16,811)	(37,026)	(48)	(43,347)
Realized investment gains (losses) including distributions	(4,888)	(7,159)	(2,789)	(2,093)	(8,371)	(3,984)	(6,352)	(3,920)	(71)	(4,886)	258	996	—	(859)
Unrealized investment gains (losses)	112,891	144,747	73,539	60,423	128,007	112,177	201,162	282,135	70,340	216,651	26,549	53,762	633	35,390

Net gain (loss) on investments	108,003	137,588	70,750	58,330	119,636	108,193	194,810	278,215	70,269	211,765	26,807	54,758	633	34,531

Net increase (decrease) in net assets from operations	5,077	1,564	(8,927)	10,887	20,134	574	37,077	92,948	21,379	52,906	9,996	17,732	585	(8,816)
Premium deposits and net transfers*	287,638	419,778	214,988	128,097	308,875	321,101	471,825	492,375	169,957	491,784	62,310	114,576	29,247	156,529
Transfers to Sponsor for benefits and terminations	(36,253)	(45,240)	(19,815)	(11,814)	(27,686)	(29,093)	(50,263)	(41,181)	(12,568)	(36,806)	(7,239)	(10,191)	—	(9,446)

Total increase	256,462	376,102	186,246	127,170	301,323	292,582	458,639	544,142	178,768	507,884	65,067	122,117	29,832	138,267
Net assets at beginning of period	297,660	334,475	239,406	153,354	361,040	266,247	444,823	446,186	121,064	434,230	72,246	90,095	—	119,011

Net assets at end of period (Note 3)	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212	$29,832	$257,278

	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities	MFS® Emerging Growth	MFS® Investors Trust	MFS® Research	MFS® Total Return
Dividend/interest income (Note 2)	$2,341	$29,016	$307	$3,100	$679	$760	$681	$4,465	$—	$1,924	$—	$542	$596	$6,096
Expense paid to Sponsor (Note 4)— Mortality and expense risk charge	2,633	3,095	1,682	1,482	179	500	3,908	2,336	4,524	1,029	3,040	704	672	2,787
Contract maintenance charges:
Administration fees	7,325	8,965	4,515	3,566	560	1,334	12,566	6,251	12,021	3,264	8,888	1,816	2,205	8,489
Cost of insurance	108,050	111,215	39,495	41,585	7,651	13,345	136,815	68,998	119,030	30,454	85,007	18,893	20,580	86,453

Total	118,008	123,275	45,692	46,633	8,390	15,179	153,289	77,585	135,575	34,747	96,935	21,413	23,457	97,729

Net investment losses	(115,667)	(94,259)	(45,385)	(43,533)	(7,711)	(14,419)	(152,608)	(73,120)	(135,575)	(32,823)	(96,935)	(20,871)	(22,861)	(91,633)
Realized investment gains (losses) including distributions	(3)	1,141	(5,023)	15,637	(349)	(757)	(1,303)	(1,831)	(9,621)	(4,514)	(5,822)	(1,819)	(2,764)	(678)
Unrealized investment gains (losses)	(6)	(12,725)	59,327	25,531	3,302	15,557	156,796	64,260	236,146	26,495	111,249	21,586	22,793	55,551

Net gain on investments	(9)	(11,584)	54,304	41,168	2,953	14,800	155,493	62,429	226,525	21,981	105,427	19,767	20,029	54,873

Net increase (decrease) in net assets from operations	(115,676)	(105,843)	8,919	(2,365)	(4,758)	381	2,885	(10,691)	90,950	(10,842)	8,492	(1,104)	(2,832)	(36,760)

Premium deposits and net transfers*	489,040	351,123	144,099	(81,254)	18,209	39,446	370,477	227,691	384,600	88,436	307,239	75,156	61,210	309,827
Transfers to Sponsor for benefits and terminations	(39,085)	(21,269)	(14,835)	(194,566)	(839)	(4,790)	(37,821)	(12,619)	(31,985)	(18,078)	(25,699)	(6,752)	(14,185)	(42,542)

Total increase (decrease)	334,279	224,011	138,183	(278,185)	12,612	35,037	335,541	204,381	443,565	59,516	290,032	67,300	44,193	230,525
Net assets at beginning of period	243,073	299,853	167,280	278,185	20,578	51,198	379,874	220,737	379,260	118,887	273,503	66,052	71,665	275,458

Net assets at end of period (Note 3)	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403	$563,535	$133,352	$115,858	$505,983

														(Continued )

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities	Total
Dividend/interest income (Note 2)	$—	$462	$2,541	$1,759	$72,706
Expense paid to Sponsor (Note 4)—Mortality and expense risk charge	3,365	3,773	744	833	74,458
Contract maintenance charges:
Administration fees	9,805	12,382	2,849	2,445	219,756
Cost of insurance	98,750	113,368	28,611	26,427	2,244,243

Total	111,920	129,523	32,204	29,705	2,538,457

Net investment losses	(111,920)	(129,061)	(29,663)	(27,946)	(2,465,751)
Realized investment gains (losses) including distributions	(9,685)	(1,265)	769	(1,247)	(73,252)
Unrealized investment gains	137,578	167,712	27,489	35,366	2,671,002

Net gain on investments	127,893	166,447	28,258	34,119	2,597,750

Net increase (decrease) in net assets from operations	15,973	37,386	(1,405)	6,173	131,999

Premium deposits and net transfers*	298,673	359,001	99,697	113,847	7,325,597
Transfers to Sponsor for benefits and terminations	(32,014)	(41,242)	(13,190)	(5,852)	(894,958)

Total increase	282,632	355,145	85,102	114,168	6,562,638
Net assets at beginning of period	302,853	333,291	61,196	64,080	6,986,860

Net assets at end of period (Note 3)	$585,485	$688,436	$146,298	$178,248	$13,549,498

* Includes transfer activities from (to) other portfolios					(Concluded )

See notes to financial statements.

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
Dividend/interest income (Note 2)	$—	$—	$862	$972	$1,425	$1,140	$28	$—	$—	$126	$1,163	$753
Expense paid to Sponsor (Note 4)—Mortality and expense risk charge	1,830	1,628	1,818	929	2,200	1,465	2,820	2,593	675	2,526	277	495
Contract maintenance charges:
Administration fees	9,497	11,380	6,967	4,459	8,026	7,705	11,478	11,750	3,609	11,567	1,204	2,153
Cost of insurance	80,937	96,131	66,517	37,220	81,613	69,322	109,112	113,806	29,916	107,108	13,856	20,896

Total	92,264	109,139	75,302	42,608	91,839	78,492	123,410	128,149	34,200	121,201	15,337	23,544

Net investment losses	(92,264)	(109,139)	(74,440)	(41,636)	(90,414)	(77,352)	(123,382)	(128,149)	(34,200)	(121,075)	(14,174)	(22,791)
Realized investment losses including distributions	(14,609)	(7,506)	(6,739)	(2,346)	(17,173)	(12,788)	(14,408)	(15,453)	(1,596)	(4,764)	(4,428)	(913)
Unrealized investment losses	(57,595)	(87,639)	(29,260)	(21,378)	(91,418)	(64,720)	(143,648)	(108,982)	(24,678)	(128,595)	(1,901)	(14,965)

Net loss on investments	(72,204)	(95,145)	(35,999)	(23,724)	(108,591)	(77,508)	(158,056)	(124,435)	(26,274)	(133,359)	(6,329)	(15,878)

Net decrease in net assets from operations	(164,468)	(204,284)	(110,439)	(65,360)	(199,005)	(154,860)	(281,438)	(252,584)	(60,474)	(254,434)	(20,503)	(38,669)
Premium deposits and net transfers*	299,248	345,324	214,959	135,054	354,814	309,574	478,043	497,424	123,390	489,150	82,853	109,890
Transfers to Sponsor for benefits and terminations	(20,061)	(26,571)	(13,150)	(8,099)	(19,106)	(14,592)	(29,405)	(19,477)	(7,039)	(20,452)	(4,587)	(5,345)

Total increase	114,719	114,469	91,370	61,595	136,703	140,122	167,200	225,363	55,877	214,264	57,763	65,876
Net assets at beginning of period	182,941	220,006	148,036	91,759	224,337	126,125	277,623	220,823	65,187	219,966	14,483	24,219

Net assets at end of period (Note 3)	$297,660	$334,475	$239,406	$153,354	$361,040	$266,247	$444,823	$446,186	$121,064	$434,230	$72,246	$90,095

	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities	MFS® Emerging Growth
Dividend/interest income (Note 2)	$1,448	$2,265	$11,130	$440	$4,230	$485	$380	$11,262	$3,810	$—	$621	$—
Expense paid to Sponsor (Note 4)—Mortality and expense risk charge	622	1,226	1,661	1,044	889	103	292	2,062	1,245	2,408	614	1,648
Contract maintenance charges:
Administration fees	2,758	5,481	5,624	4,554	2,420	378	1,141	8,684	4,890	10,758	3,108	7,730
Cost of insurance	26,719	54,919	65,105	38,057	32,972	4,461	11,491	92,863	53,863	99,589	25,483	69,845

Total	30,099	61,626	72,390	43,655	36,281	4,942	12,924	103,609	59,998	112,755	29,205	79,223

Net investment losses	(28,651)	(59,361)	(61,260)	(43,215)	(32,051)	(4,457)	(12,544)	(92,347)	(56,188)	(112,755)	(28,584)	(79,223)
Realized investment gains (losses) including distributions	(745)	—	44	(5,166)	(1,273)	(405)	(458)	(1,174)	(8,932)	(21,080)	(3,686)	(12,940)
Unrealized investment gains (losses)	(16,796)	—	7,017	(43,734)	(23,192)	(1,458)	(9,480)	(55,127)	(34,985)	(186,678)	(11,927)	(77,917)

Net gain (loss) on investments	(17,541)	—	7,061	(48,900)	(24,465)	(1,863)	(9,938)	(56,301)	(43,917)	(207,758)	(15,613)	(90,857)

Net decrease in net assets from operations	(46,192)	(59,361)	(54,199)	(92,115)	(56,516)	(6,320)	(22,482)	(148,648)	(100,105)	(320,513)	(44,197)	(170,080)
Premium deposits and net transfers*	124,690	212,449	258,215	156,191	277,597	19,294	46,596	406,726	212,978	446,879	107,965	279,716
Transfers to Sponsor for benefits and terminations	(4,086)	(22,987)	(17,095)	(8,455)	(3,498)	(778)	(786)	(16,100)	(9,571)	(29,692)	(5,139)	(16,321)

Total increase	74,412	130,101	186,921	55,621	217,583	12,196	23,328	241,978	103,302	96,674	58,629	93,315
Net assets at beginning of period	44,599	112,972	112,932	111,659	60,602	8,382	27,870	137,896	117,435	282,586	60,258	180,188

Net assets at end of period (Note 3)	$119,011	$243,073	$299,853	$167,280	$278,185	$20,578	$51,198	$379,874	$220,737	$379,260	$118,887	$273,503

												(Continued )

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Discovery II	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities	Total
Dividend/interest income (Note 2)	$253	$151	$4,843	$—	$—	$8,625	$656	$773	$57,841
Expense paid to Sponsor (Note 4)—Mortality and expense risk charge	390	439	1,432	—	1,952	1,758	295	391	39,727
Contract maintenance charges:
Administration fees	1,589	1,829	5,561	1	8,855	9,240	1,553	1,785	177,734
Cost of insurance	17,356	15,321	54,523	6	85,972	78,502	14,834	16,228	1,684,543

Total	19,335	17,589	61,516	7	96,779	89,500	16,682	18,404	1,902,004

Net investment losses	(19,082)	(17,438)	(56,673)	(7)	(96,779)	(80,875)	(16,026)	(17,631)	(1,844,163)
Realized investment losses including distributions	(1,992)	(1,710)	(628)	(311)	(24,775)	(7,933)	(614)	(2,330)	(198,831)
Unrealized investment gains (losses)	(10,944)	(15,050)	(15,450)	310	(102,887)	(79,776)	(1,932)	(9,875)	(1,464,660)

Net loss on investments	(12,936)	(16,760)	(16,078)	(1)	(127,662)	(87,709)	(2,546)	(12,205)	(1,663,491)

Net decrease in net assets from operations	(32,018)	(34,198)	(72,751)	(8)	(224,441)	(168,584)	(18,572)	(29,836)	(3,507,654)
Premium deposits and net transfers*	65,086	78,299	282,385	(12,213)	331,733	389,291	64,298	60,480	7,248,378
Transfers to Sponsor for benefits and terminations	(2,846)	(2,329)	(14,465)	—	(21,563)	(21,406)	(1,355)	(5,521)	(391,877)

Total increase (decrease)	30,222	41,772	195,169	(12,221)	85,729	199,301	44,371	25,123	3,348,847
Net assets at beginning of period	35,830	29,893	80,289	12,221	217,124	133,990	16,825	38,957	3,638,013

Net assets at end of period (Note 3)	$66,052	$71,665	$275,458	$—	$302,853	$333,291	$61,196	$64,080	$6,986,860

* Includes transfer activities from (to) other portfolios

See notes to financial statements.									(Concluded)

UNITED INVESTORS TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003 AND FOR THE YEARS ENDED

DECEMBER 31, 2003 AND 2002

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The United Investors Titanium Universal Life Variable Account (the “Universal Life Variable Account”) was established on September 15, 1999 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio. As of December 31, 2003, the following investments portfolios were available:

AIM Variable Insurance Funds:

AIM V.I. Capital Appreciation Fund

AIM V.I. Growth Fund

AIM V.I. Core Equity Fund

AIM V.I. International Growth Fund

AIM V.I. Premier Equity Fund

AIM V.I. Government Securities Fund

INVESCO VIF Core Equity Fund

INVESCO VIF Technology Fund

INVESCO VIF Utilities Fund

The Alger American Fund:

Alger American Balanced Portfolio

Alger American Income and Growth Portfolio

Alger American Leveraged AllCap Portfolio

Alger American MidCap Growth Portfolio

Alger American Small Capitalization Portfolio

Alger American Growth Portfolio

Scudder Investment VIT Funds:

Scudder VIT EAFE® Equity Index Fund

Scudder VIT Small Cap Index Fund

Scudder VIT Equity 500 Index Fund

Dreyfus Variable Investment Fund:

Dreyfus VIF Appreciation Portfolio

Dreyfus VIF Money Market Portfolio

Dreyfus VIF Quality Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.—

The Dreyfus Socially Responsible Growth Fund

Evergreen Investments:

Evergreen VA Equity Index Fund

Evergreen VA Foundation Fund

Evergreen VA International Equity Fund

Evergreen VA Special Values Fund

MFS® Variable Insurance Trust:

MFS® Emerging Growth Series

MFS® Investors Trust Series

MFS® Research Series

MFS® Total Return Series

MFS® High Income Series

Strong Variable Insurance Funds, Inc.—

Strong Mid Cap Growth Fund II

Strong Opportunity Fund, II, Inc.—

Strong Opportunity Fund II

Franklin Templeton Variable Insurance Products Trust:

Templeton Global Asset Allocation Fund

Templeton Foreign Securities Fund

Templeton Global Income Securities Fund

Franklin Real Estate Fund

Franklin Zero Coupon Fund — 2010

Basis of Presentation—The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

2.	INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks, which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value, which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends and interest by portfolio:

	2003		2002
Investment Portfolio	Shares Reinvested	Dividend/ Interest Income	Shares Reinvested	Dividend/ Interest Income
AIM V.I. Capital Appreciation Fund	—	$—	—	$—
AIM V.I. Growth Fund	—	—	—	—
AIM V.I. Core Equity Fund	174	3,520	51	862
AIM V.I. International Growth Fund	86	1,323	79	972
AIM V.I. Premier Equity Fund	92	1,798	87	1,425
Alger American Income and Growth Portfolio	150	1,204	122	1,140
Alger American Leveraged AllCap Portfolio	—	—	1	28
Alger American MidCap Growth Portfolio	—	—	—	—
Alger American Small Capitalization Portfolio	—	—	—	—
Alger American Growth Portfolio	—	—	4	126
Scudder VIT EAFE® Equity Index Fund	619	3,730	183	1,163
Scudder VIT Small Cap Index Fund	140	1,214	89	753
Scudder VIT Equity 500 Index Fund	—	—	—	—
Dreyfus VIF Appreciation Portfolio	96	3,237	50	1,448
Dreyfus VIF Money Market Portfolio	2,341	2,341	2,265	2,265
Dreyfus VIF Quality Bond Portfolio	2,473	29,016	974	11,130
The Dreyfus Socially Responsible Growth Fund	13	307	23	440
Evergreen VA Equity Index Fund	366	3,100	614	4,230
Evergreen VA Foundation Fund	53	679	42	485
Evergreen VA Global Leaders Fund	73	760	39	380
Evergeree VA Small Cap Value Fund	50	681	1,006	11,262
INVESCO VIF Core Equity Fund	257	4,465	258	3,810
INVESCO VIF Technology Fund	—	—	—	—
INVESCO VIF Utilities Fund	153	1,924	56	621
MFS® Emerging Growth Series	—	—	—	—
MFS® Investors Trust Series	39	542	16	253
MFS® Research Series	53	596	11	151
MFS® Total Return Series	355	6,096	265	4,843
Strong Mid Cap Growth Fund II	—	—	—	—
Strong Opportunity Fund II	24	462	599	8,625
Templeton Global Asset Allocation Fund	158	2,541	42	656
Templeton Foreign Securities Fund	172	1,759	67	773

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
2003
Cost to:
Contract owners	$839,608	$1,087,268	$625,745	$396,941	$945,371	$799,361	$1,302,054	$1,261,048	$379,944	$1,263,361	$172,442	$253,861
Adjustment for market appreciation	22,797	13,432	31,385	26,045	7,288	29,366	30,343	162,825	40,605	74,180	22,623	41,951
Deductions:
Mortality and expense risk charges	(5,959)	(6,563)	(5,051)	(3,100)	(7,301)	(4,907)	(8,931)	(8,536)	(2,353)	(8,398)	(1,098)	(1,650)
Contract maintenance charges:
Administrative expense	(28,832)	(36,876)	(20,315)	(14,938)	(23,315)	(23,165)	(35,689)	(35,253)	(11,736)	(33,636)	(3,704)	(6,367)
Cost of insurance	(214,409)	(271,740)	(171,473)	(102,354)	(211,711)	(193,945)	(299,341)	(325,837)	(86,280)	(294,150)	(40,696)	(59,699)
Benefits and terminations	(59,083)	(74,944)	(34,639)	(22,070)	(47,969)	(47,881)	(84,974)	(63,919)	(20,348)	(59,243)	(12,254)	(15,884)

Net assets	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212

	Scudder VIT EQ 500 INDEX	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities
2003
Cost to:
Contract owners	$29,247	$339,113	$845,574	$739,328	$458,168	$273,287	$47,375	$120,442	$920,821	$578,425	$1,261,910	$287,023
Adjustment for market appreciation (depreciation)	633	21,161	6,582	37,432	(5,912)	20,842	2,289	5,700	124,766	26,225	(44,777)	(2,386)
Deductions:
Mortality and expense risk charges	(7)	(2,167)	(4,568)	(5,332)	(3,464)	(2,630)	(299)	(864)	(6,227)	(3,922)	(8,149)	(1,875)
Contract maintenance charges:
Administrative expense	(1)	(8,616)	(17,895)	(16,419)	(15,192)	(6,886)	(1,115)	(3,321)	(23,346)	(13,036)	(37,637)	(9,650)
Cost of insurance	(40)	(78,212)	(189,627)	(192,487)	(103,200)	(86,425)	(13,397)	(29,709)	(245,654)	(140,013)	(283,371)	(69,711)
Benefits and terminations		(14,001)	(62,714)	(38,658)	(24,937)	(198,188)	(1,663)	(6,013)	(54,945)	(22,561)	(65,151)	(24,998)

Net assets	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403

	MFS® Emerging Growth	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities
2003
Cost to:
Contract owners	$838,282	$187,020	$180,266	$684,275	$953,178	$907,788	$189,520	$225,123
Adjustment for market appreciation (depreciation)	(4,501)	5,787	1,903	51,339	(35,433)	92,333	27,524	21,943
Deductions:
Mortality and expense risk charges	(5,382)	(1,226)	(1,214)	(4,382)	(6,812)	(6,050)	(1,150)	(1,470)
Contract maintenance charges:
Administrative expense	(25,800)	(4,345)	(5,568)	(15,465)	(30,345)	(25,685)	(5,307)	(5,333)
Cost of insurance	(194,359)	(43,991)	(42,764)	(152,151)	(237,841)	(216,283)	(48,223)	(50,036)
Benefits and terminations	(44,705)	(9,893)	(16,765)	(57,633)	(57,262)	(63,667)	(16,066)	(11,979)

Net assets	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
2002
Cost to:
Contract owners	$551,970	$667,490	$410,757	$268,844	$636,496	$478,261	$830,229	$768,672	$209,987	$771,578	$110,132	$139,284
Adjustment for market depreciation	(85,206)	(124,156)	(42,885)	(33,608)	(114,146)	(80,031)	(164,467)	(115,390)	(29,664)	(137,585)	(7,914)	(14,021)
Deductions:
Mortality and expense risk charges	(2,936)	(2,890)	(2,703)	(1,554)	(3,513)	(1,949)	(3,894)	(3,318)	(904)	(3,339)	(394)	(610)
Contract maintenance charges:
Administrative expense	(19,126)	(23,990)	(13,039)	(9,938)	(14,747)	(13,282)	(22,075)	(19,737)	(6,743)	(19,361)	(2,073)	(3,133)
Cost of insurance	(124,212)	(152,275)	(97,900)	(60,134)	(122,767)	(97,964)	(160,259)	(161,303)	(43,832)	(154,626)	(22,490)	(25,732)
Benefits and terminations	(22,830)	(29,704)	(14,824)	(10,256)	(20,283)	(18,788)	(34,711)	(22,738)	(7,780)	(22,437)	(5,015)	(5,693)

Net assets	$297,660	$334,475	$239,406	$153,354	$361,040	$266,247	$444,823	$446,186	$121,064	$434,230	$72,246	$90,095

	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities	MFS® Emerging Growth
2002
Cost to:
Contract owners	$182,584	$356,534	$388,205	$314,069	$354,541	$29,166	$80,996	$550,344	$350,734	$877,310	$198,588	$531,043
Adjustment for market appreciation (depreciation)	(16,607)	4,250	20,000	(60,523)	(23,426)	(1,343)	(9,860)	(31,408)	(40,669)	(271,302)	(26,291)	(109,928)
Deductions:
Mortality and expense risk charges	(845)	(1,935)	(2,237)	(1,782)	(1,148)	(120)	(364)	(2,319)	(1,586)	(3,625)	(846)	(2,342)
Contract maintenance charges:
Administrative expense	(4,689)	(10,570)	(7,454)	(10,677)	(3,320)	(555)	(1,987)	(10,780)	(6,785)	(25,616)	(6,387)	(16,912)
Cost of insurance	(36,877)	(81,577)	(81,272)	(63,705)	(44,840)	(5,746)	(16,364)	(108,839)	(71,015)	(164,341)	(39,257)	(109,352)
Benefits and terminations	(4,555)	(23,629)	(17,389)	(10,102)	(3,622)	(824)	(1,223)	(17,124)	(9,942)	(33,166)	(6,920)	(19,006)

Net assets	$119,011	$243,073	$299,853	$167,280	$278,185	$20,578	$51,198	$379,874	$220,737	$379,260	$118,887	$273,503

	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities
2002
Cost to:
Contract owners	$111,864	$119,057	$374,448	$654,505	$548,787	$89,823	$111,276
Adjustment for market depreciation	(14,522)	(18,722)	(9,630)	(163,326)	(74,576)	(3,275)	(13,935)
Deductions:
Mortality and expense risk charges	(522)	(542)	(1,595)	(3,447)	(2,277)	(406)	(637)
Contract maintenance charges:
Administrative expense	(2,529)	(3,364)	(6,976)	(20,540)	(13,303)	(2,458)	(2,888)
Cost of insurance	(25,098)	(22,184)	(65,698)	(139,091)	(102,915)	(19,612)	(23,609)
Benefits and terminations	(3,141)	(2,580)	(15,091)	(25,248)	(22,425)	(2,876)	(6,127)

Net assets	$66,052	$71,665	$275,458	$302,853	$333,291	$61,196	$64,080

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—AIM Advisors, Inc., Fred Alger Management, Deutsche Asset Management, Inc., The Dreyfus Corporation, Evergreen Investment Management Company, LLC, MFS Investment Management, Strong Capital Management, Inc., Templeton Investment Counsel, LLC and Franklin Advisors, Inc. are the fund managers (the “Manager”) of their respective funds and provide investment advisory services to their respective fund portfolios. Each portfolio will pay the Manager a fee for managing its investments. However, for certain portfolios, the Manager waived part or all of its management fee during 2003 and 2002. This management fee by Manager as a percentage of the fund’s annual average net assets, before amount waived, is as follows:

Portfolio	Management Fee

AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund	0.61%
AIM V.I. Growth Fund	0.63%
AIM V.I. Core Equity Fund	0.61%
AIM V.I. International Growth Fund	0.75%
AIM V.I. Premier Equity Fund	0.61%
AIM V.I. Government Securities Fund	0.47%
INVESCO VIF Core Equity Fund	0.75%
INVESCO VIF Technology Fund	0.75%
INVESCO VIF Utilities Fund	0.60%

The Alger American Fund:
Alger American Balanced Portfolio	0.75%
Alger American Income and Growth Portfolio	0.63%
Alger American Leveraged AllCap Portfolio	0.85%
Alger American MidCap Growth Portfolio	0.80%
Alger American Small Capitalization Portfolio	0.85%
Alger American Growth Portfolio	0.75%

Scudder Investment VIT Funds:
Scudder VIT EAFE® Equity Index Fund	0.45%
Scudder VIT Small Cap Index Fund	0.35%
Scudder VIT Equity 500 Index Fund	0.20%

Dreyfus Variable Investment Funds:
Dreyfus VIF Appreciation Portfolio	0.75%
Dreyfus VIF Money Market Portfolio	0.50%
Dreyfus VIF Quality Bond Portfolio	0.65%

The Dreyfus Socially Responsible Growth Fund, Inc.—
The Dreyfus Socially Responsible Growth Fund	0.75%

Evergreen Investments:
Evergreen VA Equity Index Fund	0.32%
Evergreen VA Foundation Fund	0.75%
Evergreen VA International Equity Fund	0.66%
Evergreen VA Special Values Fund	0.87%

Portfolio	Management Fee
MFS® Variable Insurance Trust:
MFS® Emerging Growth Series	0.75%
MFS® Investors Trust Series	0.75%
MFS® Research Series	0.75%
MFS® Total Return Series	0.75%
MFS® High Income Series	0.75%

Strong Variable Insurance Funds, Inc.—
Strong Mid Cap Growth Fund II	0.75%

Strong Opportunity Fund, II, Inc.—
Strong Opportunity Fund II	0.75%

Franklin Templeton Variable Insurance Products Trust:
Templeton Global Asset Allocation Fund	0.61%
Templeton Foreign Securities Fund	0.69%
Templeton Global Income Securities Fund	0.63%
Franklin Real Estate Fund	0.50%
Franklin Zero Coupon Fund — 2010	0.61%

Mortality and Expense Charges—The Sponsor deducts a daily charge from assets in the variable subaccounts for certain mortality and expense risks that the Universal Life Variable Account bears. This charge is at an effective annual rate of 0.75% of the sub-account assets during the first ten policy years, 0.50% during the second ten years, and 0.25% thereafter. The Sponsor guarantees not to increase the mortality and expense charge above these annual rates. The Sponsor expects a profit from this charge. The profit, if any, from this charge may be used for any purpose, including distribution expenses.

Premium Expense Charges—The Sponsor deducts a premium expenses charge from each premium before allocating the resulting net premium to the policy value. This charge consists of three types:

(1)	2.5% of each premium is deducted for state premium taxes

(2)	1.5% of each premium is deducted for the Sponsor’s estimate of the cost of federal income tax treatment of the deferred acquisition costs

(3)	4% of each premium is deducted as a sales load, until premiums paid equal 10 times the target premium for the policy. The target premium is discussed in further detail in this prospectus.

Surrender Charge—If the policy is surrendered before the beginning of the 15th policy year, the Sponsor will deduct a surrender charge based on its face amount at issue. The Sponsor will also deduct the surrender charge if surrendered before the beginning of the 15th year following an increase in its face amount (based on the amount of the increase). A portion of the surrender charge will also be deducted from any face amount decrease the policyholder requests, or if the face amount decreases due to a withdrawal.

The surrender charge consists of two types of charges, an administrative surrender charge and a sales surrender charge. The administrative charge is $4.00 per $1,000 of the face amount for the first nine policy years (or the first nine years after a face amount increase) and declines each year thereafter until it reaches zero. The administrative surrender charge per $1,000 of face amount is as follows below:

Policy Year	Charge per $1,000 of Face Amount
1-9	$4.00
10	3.33
11	2.67
12	2.00
13	1.33
14	0.67

The sales surrender charge is as a percentage of actual premiums paid up to a maximum based on the target premiums. The percentages of premium are:

Policy Years 1-2:	26% of premiums paid up to one target premium, plus 6% of premiums paid above one target premium up to two target premiums, plus 5% of premiums paid above two target premiums.

Policy Years 3-9:	46% of premiums paid up to one target premium, plus 44% of premiums paid above one target premium up to two target premiums.

Cost of Insurance—A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

5.	FINANCIAL HIGHLIGHTS

The financial highlights of the Titanium Universal Life Variable Account for the years ended December 31, 2003 and 2002 are summarized as follows:

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premier Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
2003
Number of units at December 31, 2003	81,280	145,113	58,934	38,238	98,607	72,119	143,768	101,061	48,178	136,550	18,811	17,825
Unit fair value at December 31, 2003	$6.82	$4.90	$7.22	$7.34	$6.72	$7.75	$6.28	$9.80	$6.22	$6.90	$7.30	$11.91
Net assets at December 31, 2003	$554,122	$710,577	$425,652	$280,524	$662,363	$558,829	$903,462	$990,328	$299,832	$942,114	$137,313	$212,212
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	0.00%	1.06%	0.61%	0.35%	0.29%	0.00%	0.00%	0.00%	0.00%	3.56%	0.80%
Expense ratio for the year ended December 31, 2003*	0.71%	0.70%	0.71%	0.71%	0.74%	0.72%	0.75%	0.73%	0.69%	0.74%	0.67%	0.69%
Total return for the year ended December 31, 2003*	24.65%	25.63%	21.63%	26.78%	22.99%	25.80%	28.15%	38.01%	32.70%	30.04%	28.47%	36.34%

	Scudder VIT EQ 500 Index	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities
2003
Number of units at December 31, 2003	2,821	28,876	53,797	40,288	48,580	—	3,601	10,375	45,770	46,403	251,420	27,575
Unit fair value at December 31, 2003	$10.57	$8.91	$10.73	$13.00	$6.29	$—	$9.22	$8.31	$15.63	$9.16	$3.27	$6.47
Net assets at December 31, 2003	$29,832	$257,278	$577,352	$523,864	$305,463	$—	$33,190	$86,235	$715,415	$425,118	$822,825	$178,403
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	1.72%	0.57%	7.05%	0.13%	2.23%	1.11%	1.11%	0.12%	1.38%	0.00%	1.29%
Expense ratio for the year ended December 31, 2003*	0.05%	0.70%	0.64%	0.75%	0.71%	1.07%	0.67%	0.73%	0.71%	0.72%	0.75%	0.69%
Total return for the year ended December 31, 2003*	4.20%	19.37%	(0.07)%	3.48%	22.39%	30.76%	12.84%	21.92%	27.80%	19.99%	36.94%	15.39%

	MFS® Emerging Growth	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities
2003
Number of units at December 31, 2003	109,792	16,500	16,705	41,586	110,586	72,311	12,573	19,104
Unit fair value at December 31, 2003	$5.13	$8.08	$6.94	$12.17	$5.29	$9.52	$11.64	$9.33
Net assets at December 31, 2003	$563,535	$133,352	$115,858	$505,983	$585,485	$688,436	$146,298	$178,248
Dividend/interest income ratio for the year ended December 31, 2003*	0.00%	0.54%	0.64%	1.56%	0.00%	0.09%	2.45%	1.45%
Expense ratio for the year ended December 31, 2003*	0.73%	0.71%	0.72%	0.71%	0.76%	0.74%	0.72%	0.69%
Total return for the year ended December 31, 2003*	24.46%	19.66%	21.28%	14.89%	28.04%	31.93%	28.97%	28.92%

* Based on the average net assets for the period

	AIM VI Capital Appreciation	AIM VI Growth	AIM VI Core Equity	AIM VI Intl Growth	AIM VI Premium Equity	Alger American Income & Growth	Alger American Leveraged All Cap	Alger American MidCap Growth	Alger American Small Cap	Alger American Growth	Scudder VIT EAFE® Equity Index	Scudder VIT Small Cap Index
2002
Number of units at December 31, 2002	56,170	88,956	40,934	26,777	66,728	44,280	94,653	66,791	27,483	84,421	13,100	10,999
Unit fair value at December 31, 2002	$5.299	$3.760	$5.849	$5.727	$5.411	$6.013	$4.700	$6.680	$4.405	$5.144	$5.515	$8.191
Net assets at December 31, 2002	$297,660	$334,475	$239,406	$153,354	$361,040	$266,247	$444,823	$446,186	$121,064	$434,230	$72,246	$90,095
Dividend/interest income ratio for the year ended December 31, 2002*	0.00%	0.00%	0.44%	0.79%	0.49%	0.58%	0.01%	0.00%	0.00%	0.04%	2.68%	1.32%
Expense ratio for the year ended December 31, 2002*	76.00%	0.59%	0.94%	0.76%	0.75%	0.75%	0.78%	0.78%	0.72%	0.77%	0.64%	0.87%
Total return for the year ended December 31, 2002*	(30.81)%	(34.91)%	(19.08)%	(19.32)%	(37.37)%	(39.67)%	(44.53)%	(38.09)%	(28.94)%	(41.50)%	(12.55)%	(27.33)%

	Dreyfus VIF Appreciation	Dreyfus VIF Money Market	Dreyfus VIF Quality Bond	Dreyfus Socially Resp Growth	Evergreen VA Equity Index	Evergreen VA Foundation	Evergreen VA International Equity	Evergreen VA Special Values	Invesco VIF Core Equity	Invesco VIF Technology	Invesco VIF Utilities	MFS® Emerging Growth
2002
Number of units at December 31, 2002	16,057	22,636	23,968	33,271	43,808	2,565	7,536	31,242	29,318	167,113	21,426	68,861
Unit fair value at December 31, 2002	$7.412	$10.738	$12.510	$5.028	$6.350	$8.021	$6.794	$12.159	$7.529	$2.269	$5.549	$3.972
Net assets at December 31, 2002	$119,011	$243,073	$299,853	$167,280	$278,185	$20,578	$51,198	$379,874	$220,737	$379,260	$118,887	$273,503
Dividend/interest income ratio for the year ended December 31, 2002*	1.77%	1.27%	5.39%	0.32%	2.50%	3.35%	0.96%	4.35%	2.25%	0.00%	0.69%	0.00%
Expense ratio for the year ended December 31, 2002*	0.76%	0.69%	0.80%	0.75%	0.52%	0.71%	0.74%	0.80%	0.74%	0.73%	0.69%	0.73%
Total return for the year ended December 31, 2002*	(20.43)%	0.58%	8.01%	(35.49)%	(12.47)%	(10.23)%	(24.92)%	(18.19)%	(24.46)%	(63.51)%	(17.42)%	(40.78)%

	MFS® Investors Trust	MFS® Research	MFS® Total Return	Strong Discovery II	Strong Mid Cap Growth II	Strong Opportunity II	Templeton Global Asset Allocation	Templeton Foreign Securities
2002
Number of units at December 31, 2002	9,909	12,789	26,139	—	76,201	47,596	6,888	9,010
Unit fair value at December 31, 2002	$6.666	$5.604	$10.538	$0.000	$3.974	$7.003	$8.884	$7.112
Net assets at December 31, 2002	$66,052	$71,665	$275,458	$—	$302,853	$333,291	$61,196	$64,080
Dividend/interest income ratio for the year ended December 31, 2002*	0.50%	0.30%	2.72%	0.00%	0.00%	3.69%	1.68%	1.50%
Expense ratio for the year ended December 31, 2002*	0.77%	0.86%	0.81%	0.00%	0.75%	0.75%	0.76%	0.76%
Total return for the year ended December 31, 2002*	(25.66)%	(33.57)%	(7.12)%	0.00%	(49.85)%	(34.60)%	(5.60)%	(22.95)%

* Based on the average net assets for the period

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolutions. Resolution of the Board of Directors of United Investors Life Insurance Company establishing Titanium Universal Life Variable Account \1\

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)	United Securities Alliance, Inc. Agreements:

(a)	Distribution Agreement; \2\

(b)	Selling Group Agreement \2\

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy, Form TL99 (including Riders) \3\

(e)	Applications. Application form \3\

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of United Investors Life Insurance Company.\4\

(2)	By-laws of United Investors Life Insurance Company \4\

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

Forms of Participation Agreements with:

(1)	AIM Variable Insurance Funds, Inc. \5\

(a)	Amendment to Participation Agreement for AIM Variable Insurance Funds \10\
(b)	Amendment to Participation Agreement for AIM Variable Insurance Funds \12\

(2)	The Alger American Fund \5\

(3)	Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust) \5\

(a)	Amendment to Participation Agreement for Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds). \12\

(4)	Dreyfus Variable Investment Fund \5\

(5)	Evergreen Variable Annuity Trust \5\

(a)	Amendment to Participation Agreement for Evergreen Variable Annuity Trust. \12\

(6)	INVESCO Variable Investment Funds, Inc. \3\

(a)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \6\
(b)	Amendment to Participation Agreement for INVESCO Variable Investment Funds, Inc. \8\

(7)	MFS Variable Insurance Trust \7\

(a)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \6\
(b)	Amendment to Participation Agreement for MFS Variable Insurance Trust. \12\

(8)	Strong Variable Insurance Funds, Inc. \5\

(9)	Franklin Templeton Variable Insurance Products Trust (Formerly Templeton Variable Product Series Fund) \5\
(a)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust. \8\
(b)	Amendment to Participation Agreement for Franklin Templeton Variable Insurance Products Trust.*

(10)	Access Variable Insurance Trust.*

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esq. as to the legality of the securities being registered.*

(l)	Actuarial Opinion. Opinion and Consent of W. Thomas Aycock*

(m)	Calculations. \11\

(n)	Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP*

(2)	Consent of Independent Auditors*

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.*

*Filed	herewith.

\1\	Incorporated herein by reference to the Exhibit filed with the Initial Filing of the Form S-6 Registration Statement (File No. 333-89875) on October 28, 1999.
\2\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-89875) filed on April 27, 2000.
\3\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-89875) filed on January 26, 2000.
\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-11465), filed on behalf of United Investors Life Variable Account on April 29, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\5\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on October 13, 2000.
\6\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on April 27, 2000.
\7\	Incorporated herein by reference to the Exhibit filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-12507) filed on behalf of the RetireMAP Variable Account on July 2, 1997.

\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Registration Statement on form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 29, 2002.
\9\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-89875) filed on April 29, 2002.
\10\	Incorporated herein by reference to the Exhibit filed with Post-effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43022) filed on behalf of the Titanium Annuity Variable Account on April 30, 2003.
\11\	Incorporated herein by reference to the Exhibit filed with Post-effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-89875) filed on behalf of the Titanium Universal Life Variable Account on April 30, 2003.
\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-89875) on behalf of the Titanium Universal Life Variable account on December 5, 2003.

Item 27.	Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
Danny H. Almond	Assistant Treasurer
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Director and Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	United Investors Life Insurance Company

Item 29.	Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Other Activity. United Securities Alliance, Inc. (“United Securities”) is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is also the principal underwriter for Titanium Annuity Variable Account.

(b)	Management. The following table provides certain information with respect to the officers and directors of United Securities:

Name and Principal Business Address*	Positions and Offices with United Securities
Joe Padilla	President and Director
Jon Pearn	Vice President, Chief Compliance Officer and Director
Shawna Meyer	Vice President and Director

*	The principal business address for the officers and Directors listed is Financial Plaza A, 7730 East Belleview Ave., Suite AG-9, Greenwood Village, Colorado 80111.

(c)	Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2003:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
United Securities	$3,333,365.06	None	N/A	None
Alliance, Inc.

Item 31.	Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 458(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 27 day of April, 2004.

TITANIUM UNIVERSAL LIFE VARIABLE ACCOUNT (Registrant)

By:	/s/ Anthony L. McWhorter

Anthony L. McWhorter Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Anthony L. McWhorter

Anthony L. McWhorter Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Anthony L. McWhorter ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 27, 2004

/s/ W. Thomas Aycock W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 27, 2004

/s/ Tony G. Brill TONY G. BRILL	Director and Executive Vice President, Administration	April 26, 2004

/s/ Larry M. Hutchinson LARRY M. HUTCHISON	Director	April 26, 2004

/s/ Michael J. Klyce MICHAEL J. KLYCE	Vice President and Treasurer	April 27, 2004

/s/ John H. Livingston JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 27, 2004

/s/ Carol A. McCoy CAROL A. MCCOY	Director and Assistant Secretary	April 27, 2004

/s/ Ross W. Stagner ROSS W. STAGNER	Director and Senior Vice President, Marketing	April 27, 2004

/s/ Terry W. Davis TERRY W. DAVIS	Director and Senior Vice President, Administration	April 27, 2004

/s/ Danny H. Almond DANNY H. ALMOND	Assistant Treasurer	April 26, 2004

/s/ Mark S. McAndrew MARK S. MCANDREW	Director and Senior Vice President, Marketing	April 23, 2004

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

26(h)(9)(b)	Amendment to Participation Agreement for Templeton Variable Insurance Products Trust.

26(h)(10)	Access Variable Insurance Trust.

26(k)	Opinion and consent of John H. Livingston, Esquire as to the legality of the securities being registered.

26(l)	Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.

26(n)(l)	Consent of Sutherland, Asbill & Brennan LLP.

26(n)(2)	Consent of Deloitte & Touche LLP.

26(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.